UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Dryden High Yield Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 8/31/2009

Date of reporting period: 8/31/2009

Item 1 – Reports to Stockholders

AUGUST 31, 2009	ANNUAL REPORT

Dryden High Yield Fund, Inc.

FUND TYPE

High yield bond

OBJECTIVES

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden High Yield Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden High Yield Fund, Inc.

Dryden High Yield Fund, Inc.	1

Your Fund’s Performance

Fund objectives

The primary investment objective of the Dryden High Yield Fund, Inc. is to maximize current income. As a secondary objective, the Fund seeks capital appreciation, but only when consistent with the Fund’s primary investment objective of current income. There can be no assurance that the Fund will achieve its investment objectives.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 0.96%; Class B, 1.41%; Class C, 1.66%; Class L, 1.16%; Class M, 1.66%; Class R, 1.41%; Class X, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.41%; Class C, 1.41%; Class L, 1.16%; Class M, 1.66%; Class R, 1.16%; Class X, 1.66%; Class Z, 0.66%, after contractual reduction through 12/31/2010.

Cumulative Total Returns as of 8/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	3.32%	25.90%	53.07%	—
Class B	2.59	22.76	45.62	—
Class C	2.83	22.80	45.67	—
Class L	3.05	N/A	N/A	1.95% (3/26/07)
Class M	2.52	N/A	N/A	1.04 (3/26/07)
Class R	3.07	N/A	N/A	18.96 (6/6/05)
Class X	2.32	N/A	N/A	0.86 (3/26/07)
Class Z	3.68	27.63	57.27	—
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index[2]	6.35	28.58	74.98	**
Lipper High Current Yield Funds Avg.[3]	0.37	19.26	51.41	***

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Average Annual Total Returns[4] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	9.77%	4.48%	4.45%	—
Class B	9.61	4.82	4.43	—
Class C	13.44	4.92	4.41	—
Class L	9.99	N/A	N/A	0.94% (3/26/07)
Class M	8.06	N/A	N/A	0.90 (3/26/07)
Class R	14.67	N/A	N/A	5.21 (6/6/05)
Class X	8.31	N/A	N/A	0.91 (3/26/07)
Class Z	15.32	5.70	5.21	—
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index[2]	21.16	6.03	6.42	**
Lipper High Current Yield Funds Avg.[3]	13.11	4.15	4.54	***

Distributions and Yields as of 8/31/09
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.44	9.06%
Class B	0.42	9.00
Class C	0.42	9.00
Class L	0.43	9.24
Class M	0.41	8.73
Class R	0.43	9.24
Class X	0.41	8.75
Class Z	0.45	9.73

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, 6%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC, and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (1% Issuer Capped Index) covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped

Dryden High Yield Fund, Inc.	3

Your Fund’s Performance (continued)

at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

3The Lipper High Current Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Current Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.75%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception cumulative total returns as of 8/31/09 are 3.98% for Class L, Class M, and Class X; and 22.38% for Class R. Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception average annual total returns as of 9/30/09 are 3.84% for Class L, Class M, and Class X; and 6.12% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/09 are –2.99% for Class L, Class M, and Class X; and 13.83% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/09 are 0.49% for Class L, Class M, Class X; and 4.03% for Class R.

Investors cannot invest directly in an index. The returns for the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Long-Term Issues expressed as a percentage of net assets as of 8/31/09
Accellent, Inc., Gtd. Notes, 10.50%, 12/1/13	1.1%
Ford Motor Credit Co., Sr. Unsec’d Notes, 7.250%, 10/25/11	0.9
Apria Healthcare Group, Inc., 144A Sr. Sec’d Notes, 11.25%, 11/1/14	0.9
Viant Holdings, Inc., Gtd. Notes, 144A, 10.25%, 7/15/17	0.9
Senior Housing Trust, Sr. Unsec’d Notes, 8.625%, 1/15/12	0.8

Issues reflect only long-term investments and are subject to change.

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Credit Quality* expressed as a percentage of net assets as of 8/31/09
High Grade	4.0%
Ba	30.7
B	32.9
Caa or Lower	27.1
Not Rated**	17.6
Total Investments	112.3
Liabilities in excess of other assets	–12.3
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 16.7% of Not Rated is reflected in Short Term Money Markets.

Credit Quality is subject to change.

Dryden High Yield Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

Dryden High Yield Fund’s Class A shares posted a 3.32% total return for the 12 months ended August 31, 2009 that lagged the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (the Index), which returned 6.35%. Yet the Fund’s Class A shares outperformed the 0.37% total return of the Lipper High Current Yield Funds Average.

How is the Fund managed?

The Fund, which is managed by Prudential Fixed Income Management, invests primarily in corporate debt securities commonly called “junk” bonds because they are rated below investment grade. Most of the Fund’s holdings are in the Ba and single-B rating categories, the two highest in the junk bond market based on Moody’s Investors Service.

Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, and risk levels in the major bond markets. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with a team of 11 credit research analysts when selecting bonds to buy and sell.

What were conditions like in the U.S. high yield corporate bond market?

During the reporting period that began September 1, 2008, the high yield market initially suffered the worst rout in its history, but high yield bond prices turned sharply higher as the Federal Reserve (the Fed) and the U.S. Department of the Treasury took bold steps to save the nation’s financial system. Support was necessary as a bursting housing bubble caused mortgage delinquencies and foreclosures in the United States to soar. Vast amounts of securities backed primarily by subprime mortgages and higher quality loans known as “Alternative-A” mortgages tumbled in value, threatening the viability of financial institutions around the world that invested in them.

Among the casualties of the mortgage-driven credit crisis were Fannie Mae and Freddie Mac, two mortgage giants that were taken over in September 2008 by the U.S. government, which also bailed out insurer American International Group Inc. Among Wall Street investment banks, Lehman Brothers Holdings Inc. filed the largest bankruptcy in the history of the United States, and Merrill Lynch and Co. agreed to be bought by Bank of America.

Turmoil in the financial markets sparked a flight to quality in which investors fled to ultra-safe U.S. Treasury securities and sold stocks and riskier bonds, including high yield bonds. There was concern that deteriorating economic conditions might leave

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an increasing number of companies unable to pay interest and principal on their high yield bonds. Because bond yields rise when bond prices fall, the amount of extra yield or spread that high yield bonds on average provided over similar maturity Treasury securities ballooned to around 1,900 basis points by mid-December 2008, a record high. (A basis point equals one one-hundredth of a percentage point.) The extremely wide spreads showed that investors required a large amount of compensation in order to purchase high yield bonds.

Indeed, bargain hunters bought high yield bonds later in December, pushing up bond prices. Most notably, debt securities in the financial institutions sector and automotive industry gained as the Fed allowed GMAC Financial Services to become a bank holding company under the Bank Holding Company Act of 1956. This enabled it to receive an infusion of equity from the U.S. Treasury, gave it access to government lending programs, and helped it avoid bankruptcy. (GMAC Bank was renamed Ally Bank.)

What other factors encouraged the strong recovery in the U.S. high yield market?

During most of the remainder of the reporting period, a broad rally swept high yield bond prices sharply higher. The Fed and the U.S. Treasury continued to implement new programs aimed at guaranteeing, financing, or purchasing whatever financial assets were necessary to steady the nation’s financial infrastructure, all of which helped investors become more comfortable holding riskier types of assets such as high yield bonds. For example, the Fed’s Term Asset-Backed Securities Loan Facility (TALF), launched on March 3, was set up to help revive lending to businesses and consumers initially by encouraging major investors to purchase AAA-rated debt securities backed by pools of student loans, credit card loans, auto loans, or loans guaranteed by the Small Business Administration.

Another positive for the high yield bond market occurred in March 2009 when the U.S. Treasury announced details of its plan to back private purchases of toxic mortgage assets currently held on bank balance sheets. Removing these assets might help encourage banks to lend to businesses and consumers.

Signs that the worst recession in the United States since the Great Depression of the 1930s was coming to an end also helped improve investor sentiment toward high yield bonds. And within the market, many companies that issue debt securities adopted a “save the ship” mentality in which they took aggressive steps to conserve free cash flow and increase liquidity. Improving their financial positions could help them survive the difficult business cycle. As a result, high yield bond prices gained, causing the amount of extra yield high yield bonds provided over similar maturity

Dryden High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

Treasury securities to tighten on average to about 885 basis points by the end of the reporting period.

How did sectors in the U.S. high yield bond market perform?

The high yield market racked up a strong double-digit gain for the first eight months of 2009 that enabled the Index to erase early losses and end the reporting period with a 6.35% total return. Of the three major sectors, financial institutions posted the largest gain, with finance companies, insurance, and real estate investment trusts (REITs) ending in the black, while banking and brokerage ended in the red. A second major sector, industrials, posted a gain for the reporting period, led by restaurants, environmental, automotive, and home construction, among others. But some industries within that sector such as metals and mining and media cable failed to fully erase their losses and finished the reporting period in the red. The third sector, utilities, gained in 2009 but ended the reporting period in the red. Its electric industry finished with a loss, while natural gas distributors and natural gas pipelines ended in the black.

From the perspective of credit quality, all ratings categories in the high yield market posted large gains for the first eight months of 2009. Yet the lowest-rated high yield bonds significantly outperformed bonds in the Ba and single-B ratings categories for the 12-month reporting period. This occurred as bargain hunters drove up rock-bottom prices of distressed bonds, which are bonds of firms close to or already in bankruptcy.

How did the leveraged bank loan market in the United States perform?

Leveraged bank loans, made to companies that borrowed heavily to finance their operations, are considered a more conservative type of investment than high yield bonds. In most cases, a company in bankruptcy will pay off its leveraged loan before it will pay off its high yield bonds. Leveraged bank loans tumbled in value during the early months of the reporting period, but a powerful rally in the first eight months of 2009 also enabled the market to end the reporting period in positive territory overall, though some sectors ended in the red. Leveraged bank loans benefited from the view that companies able to issue high yield bonds to refinance maturing debt improved their credit worthiness.

Which investment strategies detracted most from the Fund’s performance?

Prudential Fixed Income Management continued to take a generally cautious approach to investing in the high yield market in light of the tough economic conditions. And although many companies are generating free cash flow on their balance sheets, reducing the amount of debt they owe, and effectively managing their liquidity, other firms remain highly leveraged, having borrowed heavily to invest in

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future growth or for some other purpose. Consequently, the high yield bond default rate rose to 12% by the end of the reporting period.

The Fund maintained a much smaller exposure than the Index to the troubled financial institutions sector. This strategy detracted from the Fund’s performance versus the Index as efforts by the Fed and the U.S. Treasury Department to strengthen the sector helped it easily outperform the broader high yield market for the reporting period. For example, the Fund, compared to the Index, had an underweight position in GMAC bonds, which as previously discussed, gained sharply after GMAC was allowed to become a bank holding company. The Fund also lost ground to the Index because it did not own bonds of GMAC subsidiary Residential Capital, which also gained in value. Similarly, the Fund’s relative performance suffered because Prudential Fixed Income Management decided to avoid investing in the “deeply” subordinated debt securities of certain banks. Holders of these bonds (downgraded to high yield status when their ratings were cut to below investment grade) would rank behind other creditors, and the bonds would likely experience very low recovery values in the event of bank failures.

During the reporting period, the Fund had a modest allocation to cash, represented primarily by its investment in a money market fund run by Prudential Fixed Income Management. However, because of the powerful rally in the high yield market, even a modest cash position detracted from the Fund’s performance versus the Index, which does not have an allocation to cash.

Which investment strategies contributed most to the Fund’s performance?

The Fund’s largest sector concentrations remained in healthcare and pharmaceuticals, two defensive industries whose earnings tend to hold up relatively well regardless of economic conditions. The Fund had larger exposures to both industries than the Index, which worked well as healthcare and pharmaceuticals outperformed the Index for the reporting period. One of the Fund’s largest positions, bonds of the privately held hospital chain HCA Inc., performed well amid hopes that the healthcare industry will benefit if coverage is expanded to tens of millions more Americans under healthcare reform. Viant Holdings, a privately held company that provides cost control strategies to firms in the healthcare industry, was another solid performer for the Fund.

Another positive for the Fund was its overweight exposure to bonds of Realogy Corp. compared to the Index. Prices of the bonds tumbled early in the reporting period as the credit crisis worsened, but bonds of the New Jersey-based real estate brokerage firm improved in value amid signs that the nation’s real estate market may have bottomed in the spring and summer of 2009.

Dryden High Yield Fund, Inc.	9

Strategy and Performance Overview (continued)

Avoiding companies in the Index that defaulted on their bonds remained just as important as selecting bonds of companies that performed well in the volatile market environment. For example, the Fund’s performance versus the Index benefited because it did not own bonds of Washington Mutual, which went bankrupt in September 2008 and was subsequently bought by another bank, JP Morgan Chase. It also did not own bonds of General Motors Corp., which entered and emerged from a bankruptcy orchestrated by the federal government, and bonds of AbitibiBowater, a maker of paper and wood products that went bankrupt in April 2009.

What is Prudential Fixed Income Management’s outlook for the market?

Prudential Fixed Income Management’s outlook is guarded as a very favorable balance between supply and demand in the high yield market is combined with slowly improving corporate fundamentals. Nevertheless, after the tremendous rally thus far in 2009, the lowest-quality high yield bonds may be overvalued. On a positive note, the dramatic improvement in liquidity in the high yield market has reduced the near-term risk of default for many companies that issue better-quality high yield bonds.

From the perspective of credit quality, Prudential Fixed Income Management believes that the high yield market is fairly valued, at best. Many companies remain focused on generating free cash flow, reducing debt (including purchasing their bonds selling at prices below face amount in the open market), and managing liquidity by reducing capital expenditures, cutting costs, and managing their inventories. These efforts, along with the resumption of more stable economic growth, should begin to improve corporate credit fundamentals. Even so, a full recovery in revenues and earnings for most companies that issue high yield bonds is still years away and many remain overleveraged. Should an economic recovery stall, lower-quality high yield bonds could face a setback.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2009, at the beginning of the period, and held through the six-month period ended August 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

Dryden High Yield Fund, Inc.	11

Fees and Expenses (continued)

of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden High Yield Fund, Inc.		Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,277.60	0.89%	$5.11
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Class B	Actual	$1,000.00	$1,275.00	1.39%	$7.97
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

Class C	Actual	$1,000.00	$1,275.30	1.39%	$7.97
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

Class L	Actual	$1,000.00	$1,275.80	1.14%	$6.54
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class M	Actual	$1,000.00	$1,272.70	1.64%	$9.39
	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

Class R	Actual	$1,000.00	$1,276.00	1.14%	$6.54
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class X	Actual	$1,000.00	$1,273.30	1.64%	$9.40
	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

Class Z	Actual	$1,000.00	$1,279.00	0.64%	$3.68
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2009, and divided by the 365 days in the Fund’s fiscal year ending August 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2009

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 95.6%

Asset Backed Securities 0.3%
Baker Street Funding (Cayman Islands), Ser. 2006-1A, Class E, 144A(i)(j)	Ca	4.459%	10/15/19	$3,077	$242,302
Centurion CDO Vll Ltd. (Cayman Islands), Ser. 2004-7A, Cl. D1(i)(k)	B3	12.090	1/30/16	5,000	700,000
CSAM Funding Corp. (Cayman Islands), Sub. Notes, Cl. D-2, 144A(i)(j)(k)	Ca	6.846	3/29/16	7,000	700,000
Golden Knight CDO Corp., (Cayman Islands) Ser. 2007-2A, 144A(i)(j)	Baa2	0.899	4/15/19	3,750	2,175,000
Landmark lV CDO Ltd. (Cayman Islands)(i)(j)(k)	B3	6.779	12/15/16	3,433	137,322
Liberty Square Ltd. (Cayman Islands), Ser. 2001-2A, Cl. D, 144A(i)(j)(k)	C	7.718	6/15/13	2,916	341,791

Total asset backed securities					4,296,415

BANK LOANS(k) 7.6%

Automotive 0.5%
Ford Motor Co.	Caa1	3.495	12/15/13	7,823	6,778,287

Cable 1.5%
Charter Comms Operating LLC	Ba2	6.337	3/6/14	7,388	6,856,522
CSC Holdings, Inc.	Baa3	1.276	2/24/12	4,058	3,946,170
Newsday LLC	B1	9.750	8/1/13	6,000	6,105,000
UPC Broadband Holdings	Ba3	3.781	12/31/16	2,500	2,408,333

					19,316,025

Capital Goods 0.7%
Capital Safety Group Ltd.	B2	2.513	7/20/15	2,728	2,209,943
Capital Safety Group Ltd.	B2	3.013	7/20/16	7,272	5,890,057

					8,100,000

Chemicals 0.1%
Sabic Innovative Plastic Holdings	Ba2	2.761	8/29/14	1,406	1,166,662

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	13

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Consumer 0.2%
Realogy Corp.	Caa1	3.281%	10/10/13	$3,143	$2,395,794
Realogy Corp.	Caa1	3.596	10/10/13	846	645,021

					3,040,815

Electric 1.5%
Calpine Corp.	B2	3.475	3/29/14	2,693	2,471,399
Texas Competitive Electric Holdings Co. LLC	B2	3.776	10/10/14	11,771	8,907,957
Texas Competitive Electric Holdings Co. LLC	B2	3.776	10/10/14	222	168,852
Texas Competitive Electric Holdings Co. LLC	B2	3.776	10/10/14	9,000	6,795,000

					18,343,208

Foods 0.2%
OSI Restaurant Partners, Inc.	B3	2.563	6/14/14	2,304	1,824,358
OSI Restaurant Partners, Inc.	B3	2.699	6/14/13	196	154,810

					1,979,168

Gaming 0.3%
Harrahs Operating Co., Inc.	Caa1	3.499	1/28/15	2,000	1,609,689
Harrahs Operating Co., Inc.	Caa1	3.504	1/28/15	439	353,024
Isle of Capri Casinos, Inc.	B1	2.011	11/25/13	109	101,424
Isle of Capri Casinos, Inc.	B1	2.348	11/25/13	96	89,200
Isle of Capri Casinos, Inc.	B1	2.348	11/25/13	272	253,560
Motorcity Casino	B3	8.500	7/13/12	1,661	1,550,506

					3,957,403

Health Care & Pharmaceutical 1.4%
PTS Acquisitions Corp.	Ba3	2.511	4/10/14	6,860	5,964,770
Royalty Pharma Finance Trust	Baa3	7.750	5/15/15	10,500	9,765,000
Skilled Healthcare, Inc.	B1	2.353	6/15/12	1,990	1,820,518

					17,550,288

Technology 1.1%
First Data Corp.	B1	3.017	9/24/14	4,913	4,092,726
First Data Corp.	B1	3.017	9/24/14	3,930	3,267,426
First Data Corp.	B1	3.017	9/24/14	1,995	1,659,942

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology (cont’d.)
Flextronics International Ltd. (Singapore)(i)	Ba1	2.696%	10/1/14	$581	$520,892
Flextronics International Ltd. (Singapore)(i)	Ba1	2.759	10/1/14	167	149,682
Sensata Technologies (Netherlands)	B3	2.246	4/27/13	4,716	3,850,015

					13,540,683

Telecommunications 0.1%
Level 3 Communications, Inc.	B1	11.660	3/13/14	1,500	1,546,250

Total bank loans					95,318,789

CORPORATE BONDS 87.6%

Aerospace/Defense 1.2%
BE Aerospace, Inc., Sr. Unsec’d. Notes(f)	Ba3	8.500	7/1/18	300	295,500
Esterline Technologies Corp.,
Gtd. Notes	Ba2	6.625	3/1/17	175	164,063
Gtd. Notes	B1	7.750	6/15/13	3,450	3,312,000
L-3 Communications Corp.,
Gtd. Notes	Ba3	6.125	1/15/14	1,000	955,000
Gtd. Notes	Ba3	7.625	6/15/12	5,025	5,087,812
Moog, Inc.,
Sr. Sub. Notes	Ba3	6.250	1/15/15	2,130	1,980,900
Sr. Sub. Notes	Ba3	7.250	6/15/18	2,850	2,707,500
TransDigm, Inc., Gtd. Notes	B3	7.750	7/15/14	150	148,875

					14,651,650

Airlines 0.3%
American Airlines, Inc., Pass-thru Certs., Ser. 91-A2	Caa1	10.180	1/2/13	1,621	1,167,303
AMR Corp., Sr. Unsec’d. Notes, M.T.N.	CCC+(a)	10.400	3/10/11	4,550	2,047,500
Continental Airlines, Inc., Pass-thru Certs., Ser. 981B(k)	Ba2	6.748	3/15/17	659	507,335

					3,722,138

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	15

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Automotive 3.0%
Ford Motor Co., Sr. Unsec’d. Notes(f)	Ca	7.450%	7/16/31	$2,250	$1,721,250
Ford Motor Credit Co.,
Sr. Unsec’d. Notes	Caa1	7.000	10/1/13	795	708,952
Sr. Unsec’d. Notes	Caa1	7.250	10/25/11	11,835	11,128,983
Sr. Unsec’d. Notes	Caa1	7.375	10/28/09	300	300,023
Sr. Unsec’d. Notes	Caa1	7.375	2/1/11	820	792,703
Sr. Unsec’d. Notes	Caa1	7.500	8/1/12	10,000	9,204,200
Sr. Unsec’d. Notes	Caa1	7.875	6/15/10	570	568,811
Sr. Unsec’d. Notes	Caa1	8.000	12/15/16	5,065	4,437,664
Sr. Unsec’d. Notes	Caa1	9.875	8/10/11	100	98,942
Goodyear Tire & Rubber Co., Sr. Unsec’d. Notes(f)	B1	10.500	5/15/16	3,425	3,656,188
TRW Automotive, Inc., 144A
Gtd. Notes	Caa2	7.000	3/15/14	225	195,750
Gtd. Notes(f)	Caa2	7.250	3/15/17	5,825	4,893,000
Visteon Corp., Sr. Unsec’d. Notes (original cost 1,855,569; purchased 4/28/06 - 2/16/07)(b)(e)(k)	NR	7.000	3/10/14	2,190	131,400

					37,837,866

Banking 0.5%
BAC Capital Trust XI, Gtd. Notes	Baa3	6.625	5/23/36	485	380,548
BAC Capital Trust XIV, Gtd. Notes(j)	Ba3	5.630	12/31/49	465	288,300
HSBK Europe (Netherlands), Gtd. Notes, 144A(i)	Ba2	7.250	5/3/17	4,500	3,375,000
MBNA Capital I, Series A, Gtd. Notes	Baa3	8.278	12/1/26	2,250	2,092,500
Wachovia Bank NA, Sub. Notes	Aa3	6.600	1/15/38	375	389,873

					6,526,221

Building Materials & Construction 1.7%
Beazer Homes USA, Inc., Gtd. Notes(f)	Caa2	8.625	5/15/11	110	92,400
Centex Corp.,
Sr. Unsec’d. Notes	B1	5.700	5/15/14	1,675	1,599,625
Sr. Unsec’d. Notes	B1	5.800	9/15/09	1,300	1,300,000

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Building Materials & Construction (cont’d.)
D.R. Horton, Inc.,
Gtd. Notes	Ba3	5.625%	9/15/14	$500	$470,000
Gtd. Notes	Ba3	6.000	4/15/11	2,250	2,238,750
Gtd. Notes	Ba3	6.500	4/15/16	100	92,500
Gtd. Notes	Ba3	7.875	8/15/11	3,100	3,177,500
Gtd. Notes	B2	9.750	9/15/10	110	113,850
KB HOME, Gtd. Notes	B1	6.375	8/15/11	2,249	2,226,510
Lennar Corp., Gtd. Notes	B3	5.950	10/17/11	4,750	4,607,500
Owens Corning, Inc., Gtd. Notes	Ba1	6.500	12/1/16	2,905	2,754,013
Ryland Group, Inc., Gtd. Notes(f)	Ba3	6.875	6/15/13	3,000	2,970,000

					21,642,648

Cable 4.4%
Cablevision Systems Corp., Sr. Unsec’d. Notes, Ser. B	B1	8.000	4/15/12	555	567,488
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes(e)(f)	B2	8.750	11/15/13	4,650	4,696,499
Charter Communications Holding LLC, Gtd. Notes, 144A(e)	NR	10.250	10/1/13	2,100	2,197,125
CSC Holdings, Inc.,
Sr. Unsec’d. Notes	Ba3	6.750	4/15/12	700	703,500
Sr. Unsec’d. Notes	Ba3	7.625	4/1/11	1,525	1,544,063
Sr. Unsec’d. Notes	Ba3	7.625	7/15/18	1,150	1,101,125
Sr. Unsec’d. Notes(f)	Ba3	7.875	2/15/18	1,360	1,319,200
Sr. Unsec’d. Notes, 144A	Ba3	8.625	2/15/19	2,950	2,979,500
Sr. Unsec’d. Notes, 144A(f)	Ba3	8.500	6/15/15	1,650	1,666,500
DirecTV Holdings LLC, Gtd. Notes	Ba2	8.375	3/15/13	3,725	3,818,125
DISH DBS Corp., Sr. Notes, 144A	Ba3	7.875	9/1/19	2,600	2,564,250
Echostar DBS Corp.,
Gtd. Notes	Ba3	7.000	10/1/13	75	73,500
Gtd. Notes	Ba3	7.750	5/31/15	1,525	1,494,500
Gtd. Notes	Ba3	7.125	2/1/16	1,340	1,286,400
Escrow CB Frontier Vision(e)(k)	NR	0.000	10/15/10	575	575
Mediacom Broadband LLC, Sr. Unsec’d. Notes(f)	B3	8.500	10/15/15	2,935	2,868,963
Mediacom LLC,
Sr. Notes, 144A	B3	9.125	8/15/19	2,500	2,475,000
Sr. Unsec’d. Notes(f)	B3	9.500	1/15/13	591	591,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	17

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Cable (cont’d.)
Shaw Communication, Inc., (Canada) Sr. Unsec’d. Notes(i)	Baa3	8.250%	4/11/10	$325	$333,938
UPC Holding (Netherlands), Sr. Unsec’d. Notes, 144A(f)(i)	B2	9.875	4/15/18	5,500	5,561,874
Videotron Ltee (Canada),(i)
Gtd. Notes	Ba2	6.375	12/15/15	4,325	3,968,188
Gtd. Notes	Ba2	6.875	1/15/14	1,978	1,891,463
Gtd. Notes, 144A	Ba2	9.125	4/15/18	2,400	2,532,000
Virgin Media Finance PLC (United Kingdom),(i)
Gtd. Notes	B2	9.500	8/15/16	6,750	6,935,624
Gtd. Notes(f)	B2	9.125	8/15/16	2,025	2,050,313

					55,220,713

Capital Goods 8.4%
Actuant Corp., Gtd. Notes	Ba2	6.875	6/15/17	3,100	2,867,500
ALH Finance LLC, Gtd. Notes(f)	Caa1	8.500	1/15/13	5,350	4,948,750
Ashtead Capital, Inc., Sec’d. Notes, 144A	B2	9.000	8/15/16	7,460	6,546,150
Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A(i)	B2	8.625	8/1/15	3,675	3,224,813
Avis Budget Car Rental LLC, Gtd. Notes(j)	Caa1	2.940	5/15/14	310	210,800
Baldor Electric Co., Gtd. Notes(f)	B3	8.625	2/15/17	1,220	1,213,900
Blount, Inc., Gtd. Notes	B2	8.875	8/1/12	8,365	8,427,737
Clean Harbors, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.625	8/15/16	2,350	2,355,875
Columbus McKinnon Corp., Gtd. Notes	B1	8.875	11/1/13	5,195	5,169,025
ERAC USA Finance Co., Notes, 144A (original cost $1,855,500; purchased 5/1/09 - 5/6/09)(b)(k)	BBB(a)	6.200	11/1/16	150	145,494
Sr. Unsec’d. Notes, 144A (original cost $2,315,662; purchased 5/6/09 - 5/8/09)(b)(k)	Baa2	5.600	5/1/15	2,300	2,223,474

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Capital Goods (cont’d.)
Sr. Unsec’d. Notes, 144A (original cost $118,845; purchased 5/1/09)(b)(k)	Baa2	5.900%	11/15/15	$2,850	$2,793,559
Hertz Corp., Gtd. Notes	B2	8.875	1/1/14	9,330	8,933,474
Interline Brands, Inc., Gtd. Notes	B3	8.125	6/15/14	3,250	3,209,375
Johnson Diversey Holding, Inc.,
Gtd. Notes, Ser. B	B2	9.625	5/15/12	1,525	1,547,875
Sr. Disc. Notes	Caa1	10.670	5/15/13	6,430	6,012,050
RBS Global, Inc. and Rexnord Corp., Gtd. Notes	Caa2	9.500	8/1/14	6,830	6,283,600
RSC Equipment Rental, Inc.,
Gtd. Notes(f)	Caa2	9.500	12/1/14	9,375	8,390,625
Gtd. Notes, 144A	B1	10.000	7/15/17	2,425	2,534,125
SPX Corp.,
Sr. Unsec’d. Notes	Ba2	7.500	1/1/13	1,750	1,750,000
Sr. Unsec’d. Notes	Ba2	7.625	12/15/14	5,395	5,415,231
Stena AB (Sweden),(i)
Sr. Unsec’d. Notes	Ba2	7.000	12/1/16	229	188,925
Sr. Unsec’d. Notes	Ba2	7.500	11/1/13	6,635	5,971,500
Terex Corp.,
Gtd. Notes	Ba3	7.375	1/15/14	850	811,750
Sr. Sub. Notes(f)	Caa1	8.000	11/15/17	7,800	6,610,500
Sr. Unsec’d. Notes(f)	B2	10.875	6/1/16	2,000	2,095,000
UCAR Finance, Inc., Gtd. Notes	Ba3	10.250	2/15/12	388	376,845
United Rentals North America, Inc., Gtd. Notes, 144A	B2	10.875	6/15/16	4,750	4,845,000
Valmont Industries, Inc., Gtd. Notes	Ba2	6.875	5/1/14	1,625	1,616,875

					106,719,827

Chemicals 1.2%
Invista, Sr. Unsec’d. Notes, 144A	Ba3	9.250	5/1/12	6,850	6,721,563
Koppers, Inc., Sr. Sec’d. Notes(f)	Ba3	9.875	10/15/13	4,534	4,681,355
Mometive Performance Materials, Inc., Gtd. Notes	Caa2	9.750	12/1/14	3,900	2,535,000
Mosaic Co., Sr. Unsec’d. Notes 144A	Baa2	7.375	12/1/14	165	174,281
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes	Baa2	7.300	1/15/28	100	95,589
Nalco Co., Sr. Notes, 144A(f)	Ba2	8.250	5/15/17	425	444,125

					14,651,913

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	19

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Consumer 2.7%
Jarden Corp., Gtd. Notes	B2	8.000%	5/1/16	$600	$615,000
Mac-Gray Corp., Gtd. Notes	B3	7.625	8/15/15	3,075	2,982,750
Mobile Mini, Inc., Gtd. Notes	B2	6.875	5/1/15	2,635	2,331,975
Realogy Corp.,
Gtd. Notes	Ca	10.500	4/15/14	16,725	9,951,375
Gtd. Notes	Ca	12.375	4/15/15	4,850	1,964,250
Gtd. Notes, PIK	Ca	11.000	4/15/14	3,979	1,969,839
Service Corp., International,
Sr. Unsec’d. Notes	B1	7.000	6/15/17	2,025	1,893,375
Sr. Unsec’d. Notes	B1	7.375	10/1/14	290	284,200
Sr. Unsec’d. Notes	B1	7.875	2/1/13	450	436,500
Sr. Unsec’d. Notes	B1	6.750	4/1/16	4,100	3,854,000
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.250	2/15/13	5,980	5,681,000
Ticketmaster Entertainment, Inc., Gtd. Notes	Ba3	10.750	8/1/16	2,925	2,808,000

					34,772,264

Electric 5.9%
AES Corp.,
Sr. Sec’d. Notes, 144A	Ba3	8.750	5/15/13	2,252	2,285,780
Sr. Unsec’d. Notes(f)	B1	7.750	3/1/14	2,000	1,947,500
Sr. Unsec’d. Notes	B1	7.750	10/15/15	2,400	2,328,000
Sr. Unsec’d. Notes(f)	B1	8.000	10/15/17	2,075	1,986,813
Sr. Unsec’d. Notes	B1	8.000	6/1/20	650	607,750
AES Eastern Energy LP, Pass-thru Certs., Ser. A	Ba1	9.000	1/2/17	7,669	7,362,285
CMS Energy Corp., Sr. Unsec’d. Notes	Ba1	8.500	4/15/11	1,200	1,236,499
Dynegy Roseton/Danskammer Pass-thru Trust, Ser. B	B2	7.670	11/8/16	6,300	5,638,499
Dyn-Rstn/Dnkm PT., Series A, Pass-thru Certs.	B2	7.270	11/8/10	95	94,550
Energy Future Holdings Corp., Gtd. Notes, PIK	Caa2	11.250	11/1/17	106	64,660
Ipalco Enterprises, Inc.,
Sr. Sec’d. Notes, 144A	Ba1	7.250	4/1/16	55	53,350
Sr. Sec’d. Notes	Ba1	8.625	11/14/11	475	484,500
Midwest Generation LLC, Pass-thru Certs., Ser. B	Ba1	8.560	1/2/16	2,045	2,024,808

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Electric (cont’d.)
Mirant America’s Generation LLC,
Sr. Unsec’d. Notes	B3	8.300%	5/1/11	$4,050	$4,070,250
Sr. Unsec’d. Notes	B3	8.500	10/1/21	650	536,250
Mirant Corp., Sr. Notes, 144A(k)	NR	7.400	7/15/49	2,675	2,675
Mirant Mid Atlantic LLC,
Pass-thru Certs.	Ba1	8.625	6/30/12	304	306,303
Pass-thru Certs.	Ba1	9.125	6/30/17	3,243	3,258,877
Series WI, Gtd. Notes	B1	7.375	12/31/13	3,965	3,806,400
Nevada Power Co., Gen. & Ref. Mtg. Bkd., Ser. A	Baa3	8.250	6/1/11	2,465	2,688,460
NRG Energy, Inc.,(f)
Gtd. Notes	B1	7.250	2/1/14	5,125	4,984,063
Gtd. Notes	B1	7.375	2/1/16	4,470	4,274,438
Gtd. Notes	B1	7.375	1/15/17	1,530	1,457,325
Orion Power Holdings, Inc., Sr. Unsec’d. Notes	Ba3	12.000	5/1/10	8,105	8,368,412
PSEG Energy Holdings LLC., Sr. Unsec’d. Notes	Ba3	8.500	6/15/11	5,950	6,271,228
RRI Energy, Inc., Sr. Unsec’d. Notes	B2	7.875	6/15/17	390	346,125
Sierra Pacific Resources., Sr. Unsec’d. Notes	Ba3	6.750	8/15/17	1,364	1,295,800
Sithe Independance Funding Corp., Sr. Sec’d. Notes(k)	Ba2	9.000	12/30/13	3,248	3,222,215
Tenaska Alabama Partners LP, Sr. Sec’d. Notes, 144A (original cost $2,394,689; purchased 3/31/06 - 9/3/08)(b)(k)	Ba2	7.000	6/30/21	2,517	2,186,256
Texas Competitive Electric Holdings LLC Co.,
Gtd. Notes	Caa2	10.250	11/1/15	325	215,313
Gtd. Notes, PIK(f)	Caa2	10.500	11/1/16	1,954	1,143,126

					74,548,510

Energy—Integrated 0.2%
TNK-BP Finance (Luxembourg), Gtd. Notes, 144A(i)	Baa2	7.500	7/18/16	2,200	2,068,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	21

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy—Other 5.5%
Compagnie Generale de Geophysique-Veritas (France),(i)
Gtd. Notes	Ba3	7.500%	5/15/15	$1,480	$1,406,000
Gtd. Notes	Ba3	7.750	5/15/17	1,015	959,175
Sr. Notes, 144A(f)	Ba3	9.500	5/15/16	3,535	3,641,050
Denbury Resources, Inc., Gtd. Notes	B1	9.750	3/1/16	2,975	3,131,188
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875	11/15/14	5,500	5,321,250
Newfield Exploration Co.,
Sr. Sub. Notes	Ba3	6.625	9/1/14	3,158	3,047,470
Sr. Sub. Notes	Ba3	6.625	4/15/16	4,625	4,416,875
Sr. Sub. Notes	Ba3	7.125	5/15/18	675	656,438
Opti Canada, Inc. (Canada),(i)
Sec’d. Notes	Caa1	7.875	12/15/14	7,725	4,944,000
Sec’d. Notes	Caa1	8.250	12/15/14	1,025	666,250
Parker Drilling Co., Gtd. Notes	B2	9.625	10/1/13	1,850	1,813,000
Petrohawk Energy Corp.,
Gtd. Notes(f)	B3	7.875	6/1/15	4,370	4,238,900
Gtd. Notes	B3	9.125	7/15/13	3,555	3,608,325
Petroplus Finance Ltd. (Bermuda), 144A(f)(i)
Gtd. Notes	B1	6.750	5/1/14	8,150	7,416,500
Gtd. Notes	B1	7.000	5/1/17	3,300	2,887,500
Pioneer Natural Resource Co., Gtd. Notes	Ba1	5.875	7/15/16	1,100	978,141
Sr. Unsec’d. Notes	Ba1	6.875	5/1/18	2,400	2,191,174
Sr. Unsec’d. Notes	Ba1	6.650	3/15/17	8,415	7,713,903
Plains Exploration & Production Co.,
Gtd. Notes	B1	7.625	6/1/18	1,200	1,134,000
Gtd. Notes(f)	B1	7.750	6/15/15	2,260	2,192,200
Gtd. Notes(f)	B1	10.000	3/1/16	1,200	1,272,000
Range Resources Corp.,
Gtd. Notes	Ba3	7.500	5/15/16	335	331,650
Gtd. Notes	Ba3	7.500	10/1/17	415	408,775
SandRidge Energy, Inc., Gtd. Notes, 144A(f)	B3	8.000	6/1/18	5,820	5,267,100

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Energy—Other (cont’d.)
Swift Energy Co., Gtd. Notes	B3	7.125%	6/1/17	$130	$102,700

					69,745,564

Foods 2.6%
Albertson’s, Inc.,
Sr. Unsec’d. Notes	Ba3	7.500	2/15/11	1,600	1,624,000
Sr. Unsec’d. Notes(f)	Ba3	8.350	5/1/10	1,275	1,294,125
Sr. Unsec’d. Notes	Ba3	8.700	5/1/30	1,300	1,157,000
Amer Stores Co., Sr. Unsec’d. Notes	Ba3	8.000	6/1/26	875	783,125
Aramark Corp., Gtd. Notes(f)	B3	8.500	2/1/15	2,830	2,745,100
Carrols Corp., Gtd. Notes	B3	9.000	1/15/13	305	296,613
Del Monte Corp., Gtd. Notes	B1	8.625	12/15/12	2,400	2,451,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875	5/15/17	4,425	4,447,124
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	Ba3	10.000	7/15/14	3,205	3,269,100
Stater Brothers Holdings, Gtd. Notes(f)	B2	7.750	4/15/15	1,825	1,747,438
Supervalu, Inc.,
Sr. Unsec’d. Notes	Ba3	7.500	5/15/12	800	808,000
Sr. Unsec’d. Notes(f)	Ba3	8.000	5/1/16	5,625	5,533,593
Tyson Foods, Inc.,
Gtd. Notes	Ba3	7.850	4/1/16	1,975	1,950,313
Sr. Unsec’d. Notes	Ba3	10.500	3/1/14	3,840	4,281,600

					32,388,131

Gaming 5.5%
Ameristar Casinos, Inc., Sr. Unsec’d. Notes, 144A(f)	B2	9.250	6/1/14	2,650	2,709,625
Buffalo Thunder Development Authority, Sr. Sec’d. Notes, 144A(e)	NR	9.375	12/15/14	615	109,163
CCM Merger, Inc., Notes, 144A (original cost $11,129,658; purchased 2/22/08 - 8/21/08)(b)(f)	Caa3	8.000	8/1/13	11,785	9,545,849
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A(k)	Caa1	12.000	10/15/15	2,500	1,581,250

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	23

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gaming (cont’d.)
Harrah’s Operating Co., Inc., 144A
Sr. Sec’d. Notes(f)	CCC-(a)	10.000%	12/15/18	$13,501	$9,450,699
Sr. Sec’d. Notes	CCC-(a)	10.000	12/15/18	3,129	2,190,300
Isle of Capri Casinos, Inc., Gtd. Notes(f)	Caa1	7.000	3/1/14	4,257	3,703,590
Mandalay Resort Group, Gtd. Notes(f)	Ca	9.375	2/15/10	550	543,125
MGM Mirage, Inc.,
Gtd. Notes(f)	Caa2	6.625	7/15/15	2,084	1,495,270
Gtd. Notes	Caa2	6.875	4/1/16	225	160,875
Gtd. Notes(f)	Caa2	7.500	6/1/16	2,045	1,462,175
Gtd. Notes(f)	Caa2	8.500	9/15/10	5,560	5,393,200
Sr. Sec’d. Notes, 144A	B1	10.375	5/15/14	1,290	1,357,725
Sr. Sec’d. Notes, 144A(f)	B1	11.125	11/15/17	2,940	3,182,550
Sr. Sec’d. Notes, 144A	B1	13.000	11/15/13	4,130	4,604,950
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Caa2	8.000	4/1/12	2,610	2,140,200
Peninsula Gaming LLC, 144A
Sr. Sec’d. Notes	Ba2	8.375	8/15/15	2,525	2,474,500
Sr. Unsec’d. Notes	B3	10.750	8/15/17	6,850	6,541,750
Penn National Gaming, Inc., Sr. Sub. Notes, 144A(f)	B1	8.750	8/15/19	3,175	3,151,188
Pinnacle Entertainment, Inc.,
Gtd. Notes	Caa1	7.500	6/15/15	300	261,000
Sr. Notes, 144A	B2	8.625	8/1/17	2,300	2,265,500
Pokagon Gaming Authority, Sr. Notes, 144A (original cost $1,104,000; purchased 11/13/08)(b)(k)	B2	10.375	6/15/14	1,200	1,212,000
River Rock Entertainment Authority (The), Sr. Sec’d. Notes(k)	B2	9.750	11/1/11	315	277,200
Seneca Gaming Corp., Sr. Unsec’d. Notes	Ba2	7.250	5/1/12	1,400	1,316,000
Station Casinos, Inc.,(e)
Sr. Sub Notes	D(a)	6.625	3/15/18	1,810	63,350
Sr. Sub. Notes	D(a)	6.500	2/1/14	2,930	102,550
Sr. Sub. Notes	D(a)	6.875	3/1/16	65	2,275
Sr. Unsec’d. Notes	D(a)	6.000	4/1/12	134	42,267

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Gaming (cont’d.)
Virgin River Casino Corp., Sr. Sec’d. Notes(e)	Caa3	9.000%	1/15/12	$375	$38,438
Wynn Las Vegas LLC Corp., First Mortgage	Ba2	6.625	12/1/14	320	293,600
Yonkers Racing Corp., Sr. Sec’d. Notes, 144A (original cost $1,558,375; purchased 7/13/09)(b)(k)	B1	11.375	7/15/16	1,605	1,633,088

					69,305,252

Health Care & Pharmaceutical 13.2%
Accellent, Inc., Gtd. Notes	Caa2	10.500	12/1/13	14,580	13,486,499
Apria Healthcare Group, Inc., 144A
Sr. Sec’d. Notes(f)	Ba2	11.250	11/1/14	10,695	11,015,849
Sr. Sec’d. Notes	B1	12.375	11/1/14	6,075	6,150,938
Biomet, Inc.,
Gtd. Notes	B3	10.000	10/15/17	2,200	2,310,000
Gtd. Notes(f)	Caa1	11.625	10/15/17	9,320	9,855,900
Gtd. Notes, PIK	B3	10.375	10/15/17	7,725	8,053,313
BIO-RAD Laboatories, Inc.,
Sub. Notes	Ba3	6.125	12/15/14	1,875	1,776,563
Sr. Sub. Notes	Ba3	7.500	8/15/13	1,300	1,300,000
Sub. Notes, 144A	Ba3	8.000	9/15/16	1,425	1,453,500
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	6.250	11/15/15	2,150	2,128,500
Catalent Pharma Solutions, Inc., Gtd. Notes	Caa1	9.500	4/15/15	2,400	1,980,000
Community Health Systems, Inc., Gtd. Notes(f)	B3	8.875	7/15/15	4,035	4,050,131
Elan Finance PLC (Ireland), Gtd. Notes(i)	B3	7.750	11/15/11	1,585	1,537,450
FMC Finance III SA (Luxembourg), Gtd. Notes(i)	Ba2	6.875	7/15/17	950	897,750
Fresenius Med. Care Capital Trust, Gtd. Notes	Ba3	7.875	6/15/11	410	415,125
HCA, Inc.,
Sec’d. Notes, PIK	B2	9.625	11/15/16	5,367	5,420,503
Sr. Unsec’d. Notes	Caa1	5.750	3/15/14	1,435	1,244,863
Sr. Unsec’d. Notes	Caa1	6.250	2/15/13	6,000	5,565,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	25

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Health Care & Pharmaceutical (cont’d.)
Sr. Unsec’d. Notes	Caa1	6.375%	1/15/15	$1,525	$1,334,375
Sr. Unsec’d. Notes	Caa1	7.500	11/15/95	1,600	1,049,138
Sr. Unsec’d. Notes	Caa1	7.690	6/15/25	840	655,213
Sr. Unsec’d. Notes, M.T.N.	Caa1	9.000	12/15/14	4,000	3,738,236
Sr. Unsec’d. Notes, M.T.N.	Caa1	8.700	2/10/10	3,500	3,508,761
Omega Healthcare Investors, Inc.,
Gtd. Notes(f)	Ba3	7.000	4/1/14	3,425	3,202,375
Gtd. Notes	Ba3	7.000	1/15/16	5,377	4,866,185
Psychiatric Solutions, Inc.,
Gtd. Notes	B3	7.750	7/15/15	4,675	4,394,500
Sr. Sub. Notes, 144A	B3	7.750	7/15/15	1,800	1,647,000
Res-Care, Inc., Gtd. Notes	B1	7.750	10/15/13	6,840	6,498,000
Select Medical Corp., Gtd. Notes	B3	7.625	2/1/15	6,025	5,482,750
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	7.875	4/15/15	1,690	1,575,925
Senior Housing Trust, Sr. Unsec’d. Notes	Ba1	8.625	1/15/12	10,473	10,473,000
Skilled Healthcare Group, Inc., Gtd. Notes	Caa1	11.000	1/15/14	8,284	8,449,680
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125	4/15/15	9,725	9,579,125
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (original cost $4,984,203; purchased 6/21/07 - 2/5/08)(b)(k)	Caa1	10.000	7/15/17	5,800	4,292,000
Vanguard Health Holdings Co. II LLC, Gtd. Notes	Caa1	9.000	10/1/14	6,240	6,130,800
Ventas Realty LP, Gtd. Notes	Ba1	6.625	10/15/14	215	207,475
Viant Holdings, Inc., Gtd. Notes, 144A (original cost $10,836,199; purchased 6/25/07 - 2/5/08)(b)(k)	Caa1	10.125	7/15/17	11,461	10,773,339

					166,499,761

Health Care Insurance 0.5%
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes	Ba1	5.950	3/15/17	4,400	3,922,705
Sr. Unsec’d. Notes	Ba1	6.125	1/15/15	2,675	2,401,150

					6,323,855

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Lodging & Leisure 0.8%
Felcor Lodging LP,
Gtd. Notes	B2	9.000%	6/1/11	$1,845	$1,729,688
Sr. Sec’d. Notes(j)	B2	3.135	12/1/11	800	720,000
Host Hotel & Resorts LP,
Gtd. Notes	Ba1	6.375	3/15/15	965	904,688
Gtd. Notes	BB+(a)	6.875	11/1/14	790	748,525
Gtd. Notes	Ba1	7.125	11/1/13	2,535	2,452,613
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes(f)(i)	Ba3	11.875	7/15/15	1,025	1,071,125
Starwood Hotels & Resorts Worldwide, Inc. Sr. Unsec’d. Notes(f)	Ba1	7.875	10/15/14	2,700	2,686,499

					10,313,138

Media & Entertainment 2.5%
AMC Entertainment, Inc.,
Gtd. Notes	Caa1	11.000	2/1/16	850	879,750
Sr. Sub. Notes(f)	Caa1	8.000	3/1/14	4,415	4,150,099
Bonten Media Acquisition Co., Gtd. Notes, PIK, 144A	Caa2	9.000	6/1/15	477	153,891
CanWest MediaWorks, Inc. (Canada), Gtd. Notes(e)(i)	Ca	8.000	9/15/12	1,075	583,188
Clear Channel Communications Inc.,
Sr. Unsec’d. Notes	Ca	5.500	9/15/14	1,520	509,200
Sr. Unsec’d. Notes	Ca	5.750	1/15/13	4,275	1,667,250
Sr. Unsec’d. Notes	Ca	6.875	6/15/18	550	173,250
CMP Susquehanna Corp., Gtd. Notes	Ca	9.875	5/15/14	2,150	43,000
Dex Media West LLC, Sr. Sub. Notes(e)	D(a)	9.875	8/15/13	10,190	2,139,900
Dex Media, Inc., Sr. Unsec’d. Notes(e)	D(a)	8.000	11/15/13	2,810	533,900
Intelsat Subsidiary Holding Co. Ltd. (Bermuda),(i)
Gtd. Notes(f)	B3	8.875	1/15/15	3,165	3,188,738
Gtd. Notes, 144A	B3	8.875	1/15/15	630	631,575
Lamar Media Corp., Sr. Notes, 144A	Ba3	9.750	4/1/14	1,900	2,014,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	27

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media & Entertainment (cont’d.)
Lin Television Corp., Gtd. Notes(f)	B3	6.500%	5/15/13	$1,385	$1,121,850
MediaNews Group, Inc., Sr. Sub. Notes(e)	NR	6.875	10/1/13	2,450	245
Morris Publishing Group LLC, Gtd. Notes(e)	C	7.000	8/1/13	1,525	102,938
Nexstar Finance Holdings LLC, Sr. Disc. Notes	Ca	11.375	4/1/13	96	27,804
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(i)	B2	7.750	3/15/16	4,065	3,831,262
Rainbow National Services LLC, Gtd. Notes, 144A	B1	10.375	9/1/14	235	245,575
RH Donnelley Corp., Sr. Unsec’d. Notes(e)	D(a)	8.875	10/15/17	150	8,813
RH Donnelley, Sr. Disc. Notes(e)	D(a)	6.875	1/15/13	3,000	176,250
Sinclair Broadcast Group, Inc., Sr. Unsec’d. Notes	Caa3	4.875	7/15/18	121	104,363
Sun Media Corp. (Canada), Gtd. Notes(i)	Ba2	7.625	2/15/13	400	271,000
Universal City Florida Holdings Co., Sr. Notes(j)	Caa2	5.2331	5/1/10	250	228,125
Univision Communications, Inc., Gtd. Notes, PIK, 144A(f)	Caa2	9.750	3/15/15	5,840	3,737,600
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.500	6/15/16	4,625	4,786,874

					31,310,440

Metals 3.4%
Aleris International, Inc., Gtd. Notes(e)	D(a)	9.000	12/15/14	1,050	5,355
Arch Coal, Inc., Sr. Notes, 144A	B1	8.750	8/1/16	2,125	2,125,000
Blaze Recycling & Metals LLC, Sr. Sec’d. Notes, PIK, 144A	NR	13.000	7/16/12	40	28,050
Century Aluminum Co., Gtd. Notes	Ca	7.500	8/15/14	1,590	1,232,250
FMG Finance Pty Ltd. (Australia),(i)
Sr. Sec’d. Notes, 144A	B1	10.000	9/1/13	3,008	3,173,440
Sr. Sec’d. Notes, 144A	B1	10.625	9/1/16	1,355	1,456,625

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Metals (cont’d.)
Foundation Coal Co., Gtd. Notes	Ba3	7.250%	8/1/14	$1,525	$1,486,875
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes(j)	Ba2	4.995	4/1/15	1,200	1,159,608
Sr. Unsec’d. Notes	Ba2	8.250	4/1/15	380	396,150
Sr. Unsec’d. Notes	Ba2	8.375	4/1/17	1,885	1,965,113
Ispat Inland ULC (Canada), Gtd. Notes(i)	Baa3	9.750	4/1/14	8,208	8,554,829
Metals USA, Inc., Sr. Sec’d. Notes	Caa1	11.125	12/1/15	2,937	2,687,355
Ryerson, Inc.,
Gtd. Notes(j)	Caa1	7.8581	11/1/14	1,900	1,615,000
Sr. Sec’d. Notes	Caa1	12.000	11/1/15	2,325	2,139,000
Southern Copper Corp., Sr. Unsec’d. Notes	Baa3	7.500	7/27/35	3,450	3,432,453
Teck Resources Ltd. (Canada),(i)
Sr. Sec’d. Notes	Ba2	9.750	5/15/14	4,900	5,292,000
Sr. Sec’d. Notes	Ba2	10.250	5/15/16	1,975	2,182,375
Sr. Sec’d. Notes	Ba2	10.750	5/15/19	3,185	3,626,919
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes, 144A(i)	Ba2	9.500	7/18/18	520	488,800

					43,047,197

Non Captive Finance 1.0%
CIT Group, Inc.,
Sr. Unsec’d. Notes	Ca	4.250	2/1/10	2,870	1,777,239
Sr. Unsec’d. Notes	Ca	5.200	11/3/10	1,147	689,862
Sr. Unsec’d. Notes	Ca	5.400	3/7/13	725	409,987
Deluxe Corp., Sr. Unsec’d. Notes	Ba2	7.375	6/1/15	890	796,550
GMAC LLC, 144A
Gtd. Notes(f)	Ca	6.625	5/15/12	3,400	2,992,000
Gtd. Notes	Ca	6.875	9/15/11	3,000	2,767,500
Gtd. Notes(f)	Ca	6.875	8/28/12	3,575	3,110,250
Gtd. Notes(f)	Ca	7.750	1/19/10	650	645,125

					13,188,513

Packaging 2.5%
Berry Plastics Corp.,
Sec’d. Notes(j)	Caa1	4.504	9/15/14	1,975	1,422,000
Sec’d. Notes(f)	Caa1	8.875	9/15/14	4,000	3,520,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	29

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Packaging (cont’d.)
BWAY Corp., Sr. Sub. Notes, 144A	B3	10.000%	4/15/14	$2,000	$2,075,000
Crown Americas LLC, Gtd. Notes	B1	7.625	11/15/13	4,495	4,472,525
Exopack Holding, Inc., Gtd. Notes	B3	11.250	2/1/14	5,600	5,095,999
Graham Packaging Co., Inc.
Gtd. Notes(f)	Caa1	8.500	10/15/12	1,015	1,015,000
Gtd. Notes	Caa1	9.875	10/15/14	2,380	2,368,100
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750	2/1/17	3,915	3,650,738
Owens Brockway Glass Container, Inc.,
Gtd. Notes	Ba3	6.750	12/1/14	250	243,125
Gtd. Notes	Ba3	8.250	5/15/13	2,675	2,701,750
Plastipak Holdings, Inc., Sr. Notes, 144A(f)	B3	10.625	8/15/19	1,580	1,651,100
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.750	11/15/13	2,892	2,834,160
Solo Cup Co., Gtd. Notes(f)	Caa2	8.500	2/15/14	1,371	1,257,893

					32,307,390

Paper 2.6%
Cascades, Inc. (Canada), Gtd. Notes(f)(i)	Ba3	7.250	2/15/13	3,090	2,912,325
Cellu Tissue Holdings, Inc., Sec’d. Notes, 144A	B2	11.500	6/1/14	4,675	4,885,374
Domtar Corp.,
Gtd. Notes	Ba3	5.375	12/1/13	975	901,875
Gtd. Notes	Ba3	7.125	8/15/15	1,300	1,251,250
Gtd. Notes	Ba3	7.875	10/15/11	266	272,983
Sr. Unsec’d. Notes(f)	Ba3	10.750	6/1/17	2,325	2,534,250
Georgia Pacific Corp., Gtd. Notes, 144A(f)	Ba3	7.125	1/15/17	3,225	3,096,000
Georgia Pacific LLC, Gtd. Notes, 144A	Ba3	8.250	5/1/16	4,225	4,267,250
Graphic Package Int’l, Inc., Gtd. Notes	B3	8.500	8/15/11	1,569	1,565,078
Gtd. Notes, 144A(f)	B3	9.500	6/15/17	2,745	2,813,625
Jefferson Smurfit Corp., Sr. Unsec’d. Notes(e)(f)	D(a)	8.250	10/1/12	2,200	1,380,500

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paper (cont’d.)
Norampac, Inc. (Canada), Gtd. Notes(i)	Ba3	6.750%	6/1/13	$935	$869,550
Rock-Tenn Co., Gtd. Notes	Ba3	9.250	3/15/16	500	526,250
Sr. Sec’d. Notes	Ba3	8.200	8/15/11	482	496,460
Smurfit Capital Funding PLC (Ireland), Gtd. Notes	Ba2	7.500	11/20/25	100	77,750
Stone Container Enterprises, Inc., Sr. Unsec’d. Notes(e)	D(a)	8.375	7/1/12	2,200	1,380,500
Verso Paper Holdings LLC and Verson Paper, Inc., Gtd. Notes	Caa1	11.375	8/1/16	8,795	3,979,738

					33,210,758

Pipelines & Others 2.7%
Amerigas Partners LP/Amerigas Eagle Finance Corp., Sr. Unsec’d. Notes	Ba3	7.125	5/20/16	915	876,113
El Paso Corp.,
Notes, M.T.N.	Ba3	7.800	8/1/31	750	668,735
Notes, M.T.N.	Ba3	8.050	10/15/30	110	98,439
Sr. Unsec’d. Notes	Ba3	7.000	5/15/11	330	330,787
Sr. Unsec’d. Notes(f)	Ba3	8.250	2/15/16	2,000	2,020,000
Markwest Energy Partners LP, Gtd. Notes	B2	8.750	4/15/18	2,165	2,056,750
Pacific Energy Partners LP, Gtd. Notes	Baa3	7.125	6/15/14	1,900	1,957,821
Sonat, Inc., Sr. Unsec’d. Notes	Ba3	7.625	7/15/11	350	354,513
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000	3/1/32	29	33,596
Targa Resources Partners LP,
Gtd. Notes	B2	8.250	7/1/16	2,125	1,901,875
Sr. Unsec’d. Notes, 144A(f)	B2	11.250	7/15/17	4,175	4,175,000
Targa Resources, Inc., Gtd. Notes	B3	8.500	11/1/13	7,480	6,769,399
Williams Cos., Inc.,
Sr. Unsec’d. Notes(f)	Baa3	8.125	3/15/12	5,015	5,386,410
Sr. Unsec’d. Notes	Baa3	8.750	1/15/20	1,725	1,958,186
Williams Partners LP,
Sr. Unsec’d. Notes	Ba2	7.250	2/1/17	3,226	3,162,412

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	31

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pipelines & Others (cont’d.)
Sr. Unsec’d. Notes(f)	Ba2	7.500%	6/15/11	$1,800	$1,865,401

					33,615,437

Real Estate Investment Trust
Forest City Enterprises, Inc., Sr. Unsec’d. Notes	B3	6.500	2/1/17	150	79,500

Retailers 1.7%
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.875	1/15/13	50	47,146
Neiman Marcus Group, Inc.,
Gtd. Notes, PIK(f)	Caa2	9.000	10/15/15	768	572,369
Gtd. Notes	Caa3	10.375	10/15/15	3,537	2,635,065
Pantry, Inc., Gtd. Notes	Caa1	7.750	2/15/14	4,560	4,069,800
Rite Aid Corp.,
Sr. Sec’d. Notes	Caa2	7.500	3/1/17	5,025	4,195,875
Sr. Sec’d. Notes, 144A	B3	9.750	6/12/16	100	105,750
Sr. Sec’d. Notes(f)	Caa2	10.375	7/15/16	5,460	5,268,899
Susser Holdings, Gtd. Notes	B3	10.625	12/15/13	4,868	4,904,510

					21,799,414

Technology 8.6%
Affiliated Computer Services, Inc.,
Sr. Unsec’d. Notes	Ba2	4.700	6/1/10	3,350	3,350,000
Sr. Unsec’d. Notes	Ba2	5.200	6/1/15	900	767,250
Ampex Corp.(e)(k)	NR	12.000	9/30/09	54	38,067
Anixter International, Inc., Gtd. Notes	Ba2	10.000	3/15/14	5,600	5,782,000
Avago Technologies Finance Pte (Singapore),(i)
Gtd. Notes	B1	10.125	12/1/13	9,903	10,348,634
Gtd. Notes	B3	11.875	12/1/15	3,325	3,566,063
Avaya, Inc., Sr. Notes, 144A (original cost $7,821,000; purchased 7/30/09 - 8/4/09)(b)(k)	Caa1	9.750	11/1/15	9,900	7,622,999
First Data Corp., Gtd. Notes(f)	Caa1	9.875	9/24/15	4,725	4,039,875
Freescale Semiconductor, Inc., PIK, Gtd. Notes(f)	Caa2	9.125	12/15/14	3,665	2,125,734

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology (cont’d.)
Iron Mountain, Inc.,
Gtd. Notes	B2	7.750%	1/15/15	$250	$249,375
Gtd. Notes	B2	8.000	6/15/20	3,550	3,430,188
Gtd. Notes(f)	B2	8.625	4/1/13	4,353	4,353,000
Lender Process Services, Gtd. Notes	Ba2	8.125	7/1/16	6,935	7,091,037
Nortel Networks Ltd. (Canada),(e)(i)
Gtd. Notes	NR	0.000	7/15/11	3,000	1,320,000
Gtd. Notes(f)	NR	10.125	7/15/13	2,600	1,170,000
Gtd. Notes	NR	10.750	7/15/16	9,790	4,527,875
NXP BV / NXP Funding LLC (Netherlands), Sec’d. Notes(i)	C	7.875	10/15/14	4,975	3,457,625
Sanmina-SCI Corp., Gtd. Notes, 144A(f)(j)	B1	3.3794	6/15/10	392	380,240
Seagate Technology HDD Holdings, (Cayman Islands),(i)
Gtd. Notes	Ba3	6.375	10/1/11	8,681	8,550,784
Gtd. Notes	Ba3	6.800	10/1/16	200	179,000
Sensata Technologies, Inc. (Netherlands), Gtd. Notes(i)	Caa3	8.000	5/1/14	5,075	4,339,125
Serena Software, Inc., Gtd. Notes	Caa1	10.375	3/15/16	3,665	3,445,100
STATS ChipPAC Ltd. (Singapore),(i)
Gtd. Notes	Ba1	6.750	11/15/11	3,270	3,274,088
Gtd. Notes	Ba1	7.500	7/19/10	150	151,875
Sungard Data Systems, Inc.,
Gtd. Notes	Caa1	9.125	8/15/13	1,365	1,351,350
Gtd. Notes(f)	Caa1	10.250	8/15/15	5,590	5,534,100
Gtd. Notes, 144A(f)	Caa1	10.625	5/15/15	9,625	9,937,812
Terremark Worldwide, Inc., Sr. Sec’d. Notes, 144A	B2	12.000	6/15/17	1,950	2,049,938
Unisys Corp., 144A
Sr. Sec’d. Notes	Ba3	12.750	10/15/14	2,850	2,924,813
Sr. Sec’d. Notes(f)	Ba3	14.250	9/15/15	4,000	3,920,000

					109,277,947

Telecommunications 5.0%
American Tower Corp., Sr. Unsec’d. Notes	Ba1	7.125	10/15/12	1,250	1,264,063

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	33

Portfolio of Investments

as of August 31, 2009 continued

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Telecommunications (cont’d.)
Centennial Cellular Corp., Ser. B, Gtd. Notes	B2	10.125%	6/15/13	$810	$826,200
Centennial Communications Corp., Sr. Unsec’d. Notes	B2	8.125	2/1/14	235	235,000
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	9.000	8/15/31	85	78,306
Cricket Communications, Inc., Gtd. Notes	B3	10.000	7/15/15	515	498,263
Fairpoint Communications, Inc., Sr. Unsec’d. Notes(f)	Ca	13.125	4/1/18	9,022	1,623,984
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.250	5/1/14	1,650	1,637,625
Hawaiian Telcom Communication, Inc.,(e)(k)
Gtd. Notes	NR	0.000	5/1/13	1,650	4,125
Gtd. Notes	NR	12.500	5/1/15	3,740	4,675
Level 3 Financing, Inc., Gtd. Notes	Caa1	12.250	3/15/13	8,600	8,384,999
Nextel Communications, Inc., Ser. D, Gtd. Notes	Ba2	7.375	8/1/15	425	362,844
Qwest Corp.,
Sr. Unsec’d. Notes	Ba1	7.200	11/10/26	1,000	796,250
Sr. Unsec’d. Notes(f)	Ba1	7.500	10/1/14	4,505	4,465,581
Sr. Unsec’d. Notes	Ba1	7.625	6/15/15	2,380	2,362,150
Sr. Unsec’d. Notes	Ba1	7.875	9/1/11	150	153,000
Sr. Unsec’d. Notes, 144A	Ba1	8.375	5/1/16	1,900	1,919,000
Sr. Unsec’d. Notes	Ba1	8.875	3/15/12	1,000	1,030,000
SBA Telecommunications, Inc., 144A
Gtd. Notes	Ba2	8.000	8/15/16	1,040	1,037,400
Gtd. Notes	Ba2	8.250	8/15/19	1,040	1,045,200
Sprint Capital Corp.,
Gtd. Notes	Ba2	6.875	11/15/28	4,000	2,910,000
Gtd. Notes	Ba2	6.900	5/1/19	695	583,800
Gtd. Notes	Ba2	7.625	1/30/11	4,125	4,130,156
Gtd. Notes	Ba2	8.375	3/15/12	2,075	2,077,594
Gtd. Notes	Ba2	8.750	3/15/32	825	684,750
Sprint Nextel Corp.,
Sr. Notes	Ba2	8.375	8/15/17	1,325	1,262,063
Sr. Unsec’d. Notes(j)	Ba2	1.001	6/28/10	550	527,517

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

	Moody’s Rating* (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Telecommunications (cont’d.)
Sr. Unsec’d. Notes	Ba2	6.000%	12/1/16	$2,815	$2,364,600
Time Warner Telecom Holdings, Inc., Gtd. Notes	B2	9.250	2/15/14	5,400	5,494,500
Wind Acquisition Finance SA (Luxembourg), Sr. Notes, 144A(f)(i)	B2	11.750	7/15/17	5,400	5,859,000
Windstream Corp.,
Gtd. Notes	Ba3	8.125	8/1/13	3,050	3,050,000
Gtd. Notes(f)	Ba3	8.625	8/1/16	5,995	6,017,481

					62,690,126

Total corporate bonds					1,107,464,173

				Shares
COMMON STOCKS 0.1%
Adelphia Recovery Trust(c)(k)				2,000,000	2,000
CenturyTel, Inc.				4,018	129,500
Mirant Corp.(c)				3,283	55,319
Neenah Enterprises, Inc.(c)(k)				3,902	780
Peachtree Cable Assoc. Ltd.(k)				31,559	316
Sprint Nextel Corp.(c)(f)				28,675	104,951
WKI Holding Co., Inc.(c)(k)				6,031	53,073
Xerox Corp.				169,797	1,468,743
Zemex Minerals Group(k)				171	2

Total common stocks					1,814,684

PREFERRED STOCKS
Building Materials & Construction
New Millenium Homes LLC, Ser. A (original cost $0; purchased 5/27/98)(b)(d)(k)				2,000	314,000

Cable
Escrow Pfd Adelphia(c)(k)				20,000	20
PTV, Inc., Ser. A, 10.00%(k)				9	1

					21

Total preferred stocks					314,021

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	35

Portfolio of Investments

as of August 31, 2009 continued

	Expiration Date	Shares	Value (Note 1)
WARRANTS(c)
Chemicals
Hercules, Inc.	3/31/29	230	$7,914

Consumer
Icon Fitness Corp.(k)	2/28/49	4,375	44

Gaming
Aladdin Gaming(k)	3/1/10	30,000	30

Paper
Smurfit Kappa Funding PLC (Ireland), 144A(i)(k)	10/1/13	275	1,053

Technology
Viasystems Group, Inc.(k)	1/10/31	177,206	18

Telecommunications
GT Group Telecom, Inc. (Canada), 144A(d)(i)(k)	2/1/10	8,610	8
Sirius XM Radio, Inc., 144A(k)	3/15/10	495	1

			9

Total warrants			9,068

Total long-term investments (cost $1,240,493,996)			1,209,217,150

SHORT-TERM INVESTMENTS 16.7%

Affiliated Mutual Funds
Dryden Core Investment Fund—Dryden Short-Term Core Bond Series(h)		43,753	358,339
Dryden Core Investment Fund—Taxable Money Market Series (includes $181,015,462 of cash collateral received for securities on loan)(g)(h)		210,441,985	210,441,985

Total short-term investments (cost $210,869,410)			210,800,324

Total Investments 112.3% (cost $1,451,363,406; Note 5)(l)			1,420,017,474
Liabilities in excess of other assets(m) (12.3%)			(156,157,963)

Net Assets 100.0%			$1,263,859,511

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

*	The ratings reflected are as of August 31, 2009. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current prospectus contains a description of Moody’s and Standard & Poor’s ratings.
The	following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LLC—Limited Liability Company.

LP—Limited Partnership.

PIK—Payment-in-kind.

NR—Not Rated by Moody’s or Standard & Poor’s.

M.T.N.—Medium Term Notes

(a) Standard & Poor’s rating.

(b)	Indicates a restricted security; the aggregate original cost of such securities is $45,973,700. The aggregate value of $42,873,458 is approximately 3.4% of net assets.
(c)	Non-income producing security.
(d)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e)	Represents issuer in default on interest payments; non-income producing security.
(f)	All or portion of security is on loan. The aggregate market value of such securities is $176,178,615; cash collateral of $181,015,462 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(g)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Short-Term Core Bond Series and the Dryden Core Investment Fund—Taxable Money Market Series.
(i)	US$ denominated foreign securities.
(j)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at August 31, 2009.
(k)	Indicates a security that has been deemed illiquid.
(l)	As of August 31, 2009, 15 securities representing $1,597,817 and 0.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(m)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on credit default swaps as follows:

Credit default swap agreements outstanding at August 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)
Buy Protection(1):
				Ryland Group, Inc. (The)
Citibank, NA	6/20/2013	5,000	4.740%	5.375%, 1/15/15	$(560,463)	$—	$(560,463)
Merrill Lynch Capital Services, Inc.	12/20/2013	5,000	4.600%	KB Home 6.25%, 6/15/15	(439,124)	—	(439,124)

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	37

Portfolio of Investments

as of August 31, 2009 continued

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank	12/20/2013	3,000	3.900%	JC Penney Corp., Inc. 6.375%, 10/15/36	$(231,755)	$1,240	$(232,995)
JPMorgan Chase Bank	12/20/2013	5,000	6.500%	Tenet Healthcare Corp. 7.375%, 2/1/13	38,847	3,444	35,403
JPMorgan Chase Bank	12/20/2013	5,000	3.350%	Seagate Techology HHD Holdings 6.80%, 10/1/16	246,392	1,775	244,617
Deutsche Bank AG	12/20/2013	2,000	2.000%	Allied Waste North America, Inc. 7.375%, 4/15/14	(116,980)	530	(117,510)
Barclays Bank, PLC	3/20/2014	2,500	5.000%	Cooper Tire & Rubber Co. 7.625%, 3/15/27	7,660	563,123	(555,463)
Barclays Bank, PLC	6/20/2019	2,500	5.000%	Sprint Nextel Corp. 6.00%, 12/1/16	(269,164)	(36,548)	(232,616)
Goldman Sachs International	6/20/2019	2,500	5.000%	Sprint Nextel Corp. 6.00%, 12/1/16	(269,165)	(13,235)	(255,930)
Goldman Sachs International	12/20/2011	4,750	1.000%	Lennar Corp. 6.50%, 4/15/16	190,625	200,932	(10,307)

					$(1,403,127)	$721,261	$(2,124,388)

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at August 31, 2009(4)	Fair Value(5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues-Sell Protection(2):
Goldman Sachs International	3/20/2016	1,850	4.100%	NRG Energy, Inc., 7.25%, 2/1/14	5.11%	$(73,635)	$—	$(73,635)

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at August 31, 2009(4)	Fair Value(5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank, PLC	3/20/2010	5,000	5.000%	HCA, Inc. 6.375%, 1/15/15	4.23%	$71,805	$(85,305)	$157,110
Barclays Bank, PLC	9/20/2009	10,000	5.000%	HCA, Inc. 6.375%, 1/15/15	4.23%	105,662	(2,130)	107,792
JPMorgan Chase Bank	3/20/2010	7,000	5.000%	General Electric Capital Corp. 5.625%, 9/15/17	2.23%	177,935	(528,594)	706,529

						$281,767	$(616,029)	$897,796

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	39

Portfolio of Investments

as of August 31, 2009 continued

reporting date. Increasing fair value in absolute terms, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Securities	$—	$3,117,302	$1,179,113
Bank Loans	—	78,282,127	17,036,662
Corporate Bonds	—	1,107,422,856	41,317
Common Stocks	1,759,293	—	55,391
Preferred Stocks	1	—	314,020
Warrants	1,092	—	7,976
Affiliated Mutual Funds	210,800,324	—	—

	212,560,710	1,188,822,285	18,634,479
Other Financial Instruments*	—	(1,226,592)	—

Total	$212,560,710	$1,187,595,693	$18,634,479

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset Backed Securities	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants	Other Financial Instruments (OFI)
Balance as of 8/31/08	$1,334,379	$—	$2,600	$40,321	$242,020	$27,705	$31,549
Realized gain (loss)	—	24,986	3,123	—	—	(5,615,000)	*
Net amortization/ accretion	22,063	20,021	12,447	—	—	—	—
Change in unrealized appreciation (depreciation)	(6,022,212)	(322,716)	(14,662)	(1,365,363)	72,000	5,376,280	(31,549)
Net purchases (sales)	(66,951)	3,027,809	37,809	1,380,433	—	219,816	—
Transfers in and/or out of Level 3	5,911,834	14,286,562	—	—	—	(825)	—

Balance as of 8/31/09	$1,179,113	$17,036,662	$41,317	$55,391	$314,020	$7,976	$—

*	The realized gain incurred during the period for other financial instruments was $96,584.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2009 was as follows:

Affiliated Mutual Funds (including 14.3% of collateral received for securities on loan)	16.7%
Health Care & Pharmaceutical	14.6
Technology	9.7
Capital Goods	9.1
Electric	7.4
Cable	5.9
Gaming	5.8
Energy—Other	5.5
Telecommunications	5.1
Automotive	3.5
Metals	3.4
Consumer	2.9
Foods	2.8
Pipelines & Other	2.7
Paper	2.6
Packaging	2.5
Media & Entertainment	2.5
Building Materials & Construction	1.7
Retailers	1.7
Chemicals	1.3
Aerospace/Defense	1.2
Non Captive Finance	1.0
Lodging & Leisure	0.8
Banking	0.5
Health Care & Insurance	0.5

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	41

Portfolio of Investments

as of August 31, 2009 continued

Industry (cont’d.)
Airlines	0.3%
Asset Backed Securities	0.3
Energy—Integrated	0.2
Common Stocks	0.1

112.3
Liabilities in excess of other assets	(12.3)

Net Assets	100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of August 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$1,251,451	Unrealized depreciation on swap agreements	$2,478,043
Credit contracts	Premium for swaps purchased	771,044	Discount for swaps purchased	665,812
Equity contracts	Unaffiliated Investments	9,068	—	—

Total		$2,031,563		$3,143,855

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$(5,617)	$—	$(5,617)
Interest rate contracts	—	—	(51,213)	(51,213)
Equity contracts	(5,615,000)	—	—	(5,615,000)

Total	$(5,615,000)	$(5,617)	$(51,213)	$(5,671,830)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—
Interest rate contracts	—	—	(1,847,420)	(1,847,420)
Equity contracts	5,376,508	—	—	5,376,508

Total	$5,376,508	$—	$(1,847,420)	$3,529,088

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	43

Statement of Assets and Liabilities

as of August 31, 2009

Assets
Investments, at value, including securities on loan of $176,178,615:
Unaffiliated Investments (cost $1,240,493,996)	$1,209,217,150
Affiliated Investments (cost $210,869,410)	210,800,324
Cash	1,578,645
Receivable for investments sold	34,214,725
Dividends and interest receivable	27,306,291
Receivable for Fund shares sold	1,724,952
Unrealized appreciation on swap agreements	1,251,451
Premium for swaps purchased	771,044

Total assets	1,486,864,582

Liabilities
Payable to broker for collateral for securities on loan	181,015,462
Payable for investments purchased	32,712,957
Income distribution payable	2,876,090
Unrealized depreciation on swap agreements	2,478,043
Payable for Fund shares reacquired	1,802,869
Discount for swaps purchased	665,812
Management fee payable	500,618
Accrued expenses	373,691
Distribution fee payable	326,360
Affiliated transfer agent fee payable	172,552
Deferred directors’ fees	80,617

Total liabilities	223,005,071

Net Assets	$1,263,859,511

Net assets were comprised of:
Common stock, at par	$2,611,879
Paid-in capital in excess of par	1,942,849,314

1,945,461,193
Undistributed net investment income	320,748
Accumulated net realized loss on investments and foreign currency transactions	(649,350,345)
Net unrealized depreciation on investments and foreign currencies	(32,572,085)

Net assets, August 31, 2009	$1,263,859,511

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($1,009,183,135 ÷ 208,553,839 shares of common stock issued and outstanding)	$4.84
Maximum sales charge (4.50% of offering price)	.23

Maximum offering price to public	$5.07

Class B
Net asset value, offering price and redemption price per share ($85,726,803 ÷ 17,734,008 shares of common stock issued and outstanding)	$4.83

Class C
Net asset value, offering price and redemption price per share ($77,177,340 ÷ 15,969,936 shares of common stock issued and outstanding)	$4.83

Class L
Net asset value, offering price and redemption price per share ($4,144,188 ÷ 855,753 shares of common stock issued and outstanding)	$4.84

Class M
Net asset value, offering price and redemption price per share ($7,730,001 ÷ 1,597,794 shares of common stock issued and outstanding)	$4.84

Class R
Net asset value, offering price and redemption price per share ($3,698,212 ÷ 764,466 shares of common stock issued and outstanding)	$4.84

Class X
Net asset value, offering price and redemption price per share ($1,878,409 ÷ 388,524 shares of common stock issued and outstanding)	$4.83

Class Z
Net asset value, offering price and redemption price per share ($74,321,423 ÷ 15,323,545 shares of common stock issued and outstanding)	$4.85

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	45

Statement of Operations

Year Ended August 31, 2009

Net Investment Income
Income
Interest	$106,887,598
Affiliated income from securities loaned, net	521,391
Affiliated dividend income	426,338
Unaffiliated dividends	68,813

Total income	107,904,140

Expenses
Management fee	4,723,908
Distribution fee—Class A	2,030,884
Distribution fee—Class B	575,226
Distribution fee—Class C	377,942
Distribution fee—Class L	19,843
Distribution fee—Class M	92,440
Distribution fee—Class R	7,900
Distribution fee—Class X	21,524
Transfer agent’s fee and expenses (including affiliated expense of $626,300)	1,299,000
Custodian’s fees and expenses	213,000
Reports to shareholders	120,000
Registration fees	95,000
Directors’ fees	44,000
Legal fees and expenses	30,000
Audit fee	28,000
Insurance	20,000
Miscellaneous	24,705

Total expenses	9,723,372

Net investment income	98,180,768

Realized And Unrealized Gain (Loss) On Investments, Foreign Currency Transactions And Swaps
Net realized gain (loss) on:
Investment transactions	(140,022,652)
Foreign currency transactions	(5,617)
Swaps	(51,213)

(140,079,482)

Net change in unrealized appreciation (depreciation) on:
Investments	80,214,109
Swaps	(1,847,420)

78,366,689

Net loss on investments and foreign currency transactions	(61,712,793)

Net Increase In Net Assets Resulting From Operations	$36,467,975

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$98,180,768	$100,038,008
Net realized loss on investments and foreign currency transactions	(140,079,482)	(22,399,122)
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	78,366,689	(66,494,107)

Net increase in net assets resulting from operations	36,467,975	11,144,779

Dividends from net investment income (Note 1)
Class A	(82,156,858)	(83,450,936)
Class B	(7,371,534)	(10,129,671)
Class C	(4,830,473)	(4,036,965)
Class L	(392,401)	(471,750)
Class M	(866,600)	(1,623,468)
Class R	(154,706)	(97,085)
Class X	(201,482)	(312,687)
Class Z	(3,894,502)	(1,854,417)

	(99,868,556)	(101,976,979)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	243,591,231	78,931,280
Net asset value of shares issued in connection with merger (Note 7)	94,748,911	—
Net asset value of shares issued in reinvestment of dividends	61,590,124	61,313,668
Cost of shares reacquired	(235,096,995)	(265,677,957)

Net increase (decrease) in net assets from Fund share transactions	164,833,271	(125,433,009)

Total increase (decrease)	101,432,690	(216,265,209)

Net Assets
Beginning of year	1,162,426,821	1,378,692,030

End of year(a)	$1,263,859,511	$1,162,426,821

(a) Includes undistributed net investment income of:	$320,748	$1,856,218

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	47

Notes to Financial Statements

Dryden High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed income securities which, in the opinion of the Fund’s investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use

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information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from the security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. In connection with these agreements, securities may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Dryden High Yield Fund, Inc.	49

Notes to Financial Statements

continued

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Fund as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying /selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credits spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. A Fund may enter into total return swaps to manage their exposure to a security or an index. The Fund is subject to risk exposure associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Fund, from the point of entering into the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral

Dryden High Yield Fund, Inc.	51

Notes to Financial Statements

continued

from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchanged, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2009, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash

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flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Dryden High Yield Fund, Inc.	53

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-ended exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Fund thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. A gain, limited to the price at which the company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent

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fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income.

Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Dryden High Yield Fund, Inc.	55

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $250 million, .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .48 of 1% for the year ended August 31, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, .75 of 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively.

For the year ended August 31, 2009, PIMS contractually agreed to limit such fees to ..25 of 1%, .75 of 1% and .50 of 1% of the average daily net assets of the Class A, Class C and Class R shares, respectively.

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PIMS has advised the Fund that it has received approximately $621,600 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2009, it received approximately $2,100, $137,700, $12,100, $21,900 and $1,600 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not utilize the line of credit during the year ended August 31, 2009.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing LLC (“First Clearing”) affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2009, the Fund incurred approximately $281,200 in total networking fees of which approximately $136,100 was paid to First Clearing. The

Dryden High Yield Fund, Inc.	57

Notes to Financial Statements

continued

Fund did not pay any amounts to Wells Fargo during the year ended August 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2009, PIM has been compensated approximately $217,100 for these services.

The Fund invests in the Taxable Money Market Series and the Dryden Short-Term Core Bond Series, separate portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. Taxable Money Market Series and the Dryden Short-Term Core Bond Series are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2009 aggregated $871,564,564 and $786,944,036, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par.

For the year ended August 31, 2009, the adjustments were to increase undistributed net investment income by $152,318, decrease accumulated net realized loss on investments and foreign currency transactions by $359,223,280 and to decrease paid-in capital in excess of par by $359,375,598 primarily due to reclassification of

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foreign currencies, the difference in the treatment of accreting market discount and premium amortization between financial and tax reporting purposes, paydown gain (losses), swaps, reclassification of capital loss carryforward from reorganization, reclassification of disallowed losses from wash sales due to reorganization, write off of capital loss carryforward due to expiration and other book to tax differences. Net investment income, net realized loss on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2009 and the year ended August 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $99,868,556 and $101,976,979 of ordinary income, respectively.

As of August 31, 2009, the components of distributable earnings on a tax basis was $5,627,149 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,464,448,704	$66,161,160	$(110,592,390)	$(44,431,230)	$(1,226,592)	$(45,657,822)

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales, the difference in the treatment of accreting market discount and premium amortization, deferred income on defaulted securities and Lehman Brothers Securities adjustments. Other cost basis adjustments are attributable to appreciation (depreciation) on swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2009 of approximately $517,284,000, of which $397,814,000 expires in 2010, $25,551,000 expires in 2013, $25,146,000 expires in 2014, $9,303,000 expires in 2015, $11,341,000 expires in 2016 and $48,129,000 expires in 2017. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of acquisitions. Utilization of these capital loss carryforwards may be limited in accordance with income tax regulations. As of August 31, 2009, approximately $424,384,000 of its capital loss carryovers were written-off due to loss limitations and expiration. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

Dryden High Yield Fund, Inc.	59

Notes to Financial Statements

continued

The Fund elected to treat post-October capital losses of approximately $121,398,000 as having been incurred in the following fiscal year (August 31, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain JennisonDryden funds. Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X, Class New X and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares are designated Class A common stock, 400 million shares are designated for each of Class B common stock,

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Class C common stock, Class L common stock, Class M common stock and 225 million shares are designated for each of Class R common stock, Class X common stock, Class New X common stock and Class Z common stock. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2009:
Shares sold	27,321,353	$116,871,795
Shares issued in connection with the merger	20,823,936	94,748,911
Shares issued in reinvestment of dividends	11,606,660	49,649,141
Shares reacquired	(41,028,571)	(177,108,373)

Net increase (decrease) in shares outstanding before conversion	18,723,378	84,161,474
Shares issued upon conversion from Class B, Class M and Class X	5,822,365	25,411,406

Net increase (decrease) in shares outstanding	24,545,743	$109,572,880

Year ended August 31, 2008:
Shares sold	7,505,102	$40,771,729
Shares issued in reinvestment of dividends	9,170,962	49,550,056
Shares reacquired	(37,254,650)	(202,737,937)

Net increase (decrease) in shares outstanding before conversion	(20,578,586)	(112,416,152)
Shares issued upon conversion from Class B, Class M and Class X	7,680,195	41,643,153

Net increase (decrease) in shares outstanding	(12,898,391)	$(70,772,999)

Class B
Year ended August 31, 2009:
Shares sold	4,452,347	$19,471,215
Shares issued in reinvestment of dividends	987,286	4,211,358
Shares reacquired	(3,965,087)	(16,981,593)

Net increase (decrease) in shares outstanding before conversion	1,474,546	6,700,980
Shares issued upon conversion from Class A	(4,791,122)	(21,022,145)

Net increase (decrease) in shares outstanding	(3,316,576)	$(14,321,165)

Year ended August 31, 2008:
Shares sold	2,371,675	$12,927,028
Shares issued in reinvestment of dividends	1,035,628	5,601,384
Shares reacquired	(4,770,464)	(25,771,912)

Net increase (decrease) in shares outstanding before conversion	(1,363,161)	(7,243,500)
Shares issued upon conversion from Class A	(6,330,449)	(34,315,525)

Net increase (decrease) in shares outstanding	(7,693,610)	$(41,559,025)

Class C
Year ended August 31, 2009:
Shares sold	8,308,346	$36,176,062
Shares issued in reinvestment of dividends	723,260	3,111,084
Shares reacquired	(2,641,420)	(11,285,037)

Net increase (decrease) in shares outstanding	6,390,186	$28,002,109

Dryden High Yield Fund, Inc.	61

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2008:
Shares sold	1,419,180	$7,647,960
Shares issued in reinvestment of dividends	470,588	2,539,908
Shares reacquired	(2,409,163)	(13,031,893)

Net increase (decrease) in shares outstanding	(519,395)	$(2,844,025)

Class L
Year ended August 31, 2009:
Shares sold	111,116	$454,324
Shares issued in reinvestment of dividends	72,739	310,076
Shares reacquired	(312,614)	(1,334,482)

Net increase (decrease) in shares outstanding	(128,759)	$(570,082)

Year ended August 31, 2008:
Shares sold	84,208	$462,790
Shares issued in reinvestment of dividends	70,011	379,066
Shares reacquired	(366,778)	(1,985,384)

Net increase (decrease) in shares outstanding	(212,559)	$(1,143,528)

Class M
Year ended August 31, 2009:
Shares sold	246,755	$1,053,654
Shares issued in reinvestment of dividends	124,863	529,184
Shares reacquired	(787,061)	(3,359,360)

Net increase (decrease) in shares outstanding before conversion	(415,443)	$(1,776,522)
Shares reacquired upon conversion into Class A	(844,709)	(3,626,735)

Net increase (decrease) in shares outstanding	(1,260,152)	$(5,403,257)

Year ended August 31, 2008:
Shares sold	493,516	$2,706,195
Shares issued in reinvestment of dividends	190,859	1,034,694
Shares reacquired	(1,731,554)	(9,319,869)

Net increase (decrease) in shares outstanding before conversion	(1,047,179)	$(5,578,980)
Shares reacquired upon conversion into Class A	(1,336,404)	(7,275,258)

Net increase (decrease) in shares outstanding	(2,383,583)	$(12,854,238)

Class R
Year ended August 31, 2009:
Shares sold	781,107	$3,501,729
Shares issued in reinvestment of dividends	34,255	149,205
Shares reacquired	(300,451)	(1,304,599)

Net increase (decrease) in shares outstanding	514,911	$2,346,335

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Class R	Shares	Amount
Year ended August 31, 2008:
Shares sold	219,789	$1,194,909
Shares issued in reinvestment of dividends	17,773	95,768
Shares reacquired	(140,321)	(750,426)

Net increase (decrease) in shares outstanding	97,241	$540,251

Class X
Year ended August 31, 2009:
Shares sold	43,290	$177,761
Shares issued in reinvestment of dividends	43,046	182,707
Shares reacquired	(189,035)	(776,415)

Net increase (decrease) in shares outstanding before conversion	(102,699)	$(415,947)
Shares reacquired upon conversion into Class A	(180,368)	(762,526)

Net increase (decrease) in shares outstanding	(283,067)	$(1,178,473)

Year ended August 31, 2008:
Shares sold	117,917	$645,784
Shares issued in reinvestment of dividends	53,019	286,511
Shares reacquired	(301,433)	(1,613,890)

Net increase (decrease) in shares outstanding before conversion	(130,497)	$(681,595)
Shares reacquired upon conversion into Class A	(9,975)	(52,370)

Net increase (decrease) in shares outstanding	(140,472)	$(733,965)

Class Z
Year ended August 31, 2009:
Shares sold	15,184,522	$65,884,691
Shares issued in reinvestment of dividends	792,035	3,447,369
Shares reacquired	(5,213,068)	(22,947,136)

Net increase (decrease) in shares outstanding	10,763,489	$46,384,924

Year ended August 31, 2008:
Shares sold	2,323,371	$12,574,885
Shares issued in reinvestment of dividends	337,365	1,826,281
Shares reacquired	(1,917,854)	(10,466,646)

Net increase (decrease) in shares outstanding	742,882	$3,934,520

Note 7. Reorganization

On June 19, 2009, the Fund acquired all of the net assets of High Yield Plus Fund and High Yield Income Fund (“the Merged Funds”) pursuant to a plan of reorganization approved by the High Yield Plus Fund and High Yield Income Fund shareholders on May 11, 2009 and May 15, 2009, respectively. The acquisition was accomplished by a tax-free issue of Class A shares for the corresponding classes of shares of High Yield Plus Fund and High Yield Income Fund. The following table shows the number of

Dryden High Yield Fund, Inc.	63

Notes to Financial Statements

continued

shares of the merged funds and how many shares they became in the Dryden High Yield Fund and the total value.

High Yield Plus Fund		Dryden High Yield Fund
Class	Shares	Class	Shares	Value
A	16,088,240	A	10,329,900	$47,001,047

High Yield Income Fund		Dryden High Yield Fund
Class	Shares	Class	Shares	Value
A	11,605,150	A	10,494,036	$47,747,864

The net assets and net unrealized appreciation of the Merged funds immediately before the acquisition were:

	Net Assets	Net Unrealized Depreciation
High Yield Plus Fund	$47,001,047	$(4,491,965)
High Yield Income Fund	47,747,864	(5,826,675)

The net assets of Dryden High Yield Fund immediately before the acquisition were $1,076,346,983.

The Fund acquired capital loss carryforward from the reorganization with High Yield Plus Fund and High Yield Income Fund in the amounts of approximately $40,270,000 (of which approximately $26,166,000 was written off due to loss limitation and expiration) and $17,979,000 (of which approximately $11,395,000 was written off due to loss limitation and expiration), respectively (amounts included in Note 5). The future utilization of the acquired capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 8. New Accounting Pronouncements

In June 2009, FASB released Statement of Financial Accounting Standard No. 166, Accounting for Transfers of Financial Assets (FAS 166) and Statement of Financial Accounting Standard 167, Amendments to FASB Interpretation No. 46(R) (FAS 167), which change the ways entities account for securitizations and special purpose entities. FAS 166 will require more information about transfers of financial assets,

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including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. FAS 167 changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The application of FAS 166 and FAS 167 is required for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 166 and FAS 167 and their impact on the financial statements has not been determined.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through October 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Dryden High Yield Fund, Inc.	65

Financial Highlights

Class A

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.19

Income (loss) from investment operations:
Net investment income	.43
Net realized and unrealized gain (loss) on investment transactions	(.34)

Total from investment operations	.09

Less Dividends:
Dividends from net investment income	(.44)

Net asset value, end of period	$4.84

Total Return(a):	3.32%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,009,183
Average net assets (000)	$811,838
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(b)	.91%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.95%
For Classes A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Annualized.
(d)	Not annualized.
(e)	For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class A
Year Ended August 31, 2008	Eight Months Period Ended August 31, 2007(e)		Year Ended December 31,
			2006	2005	2004

$5.58	$5.80		$5.67	$5.93	$5.80

.43	.28		.41	.41	.41
(.38)	(.22)		.15	(.24)	.14

.05	.06		.56	.17	.55

(.44)	(.28)		(.43)	(.43)	(.42)

$5.19	$5.58		$5.80	$5.67	$5.93

.86%	.82%		10.24%	3.07%	9.93%

$955,165	$1,099,469		$1,201,400	$1,251,927	$1,336,703
$1,024,892	$1,170,148		$1,205,856	$1,287,410	$1,318,334

.88%	.92	%(c)	.86%	.90%	.89%
.63%	.67	%(c)	.61%	.65%	.64%
7.99%	7.20	%(c)	7.32%	7.09%	7.08%

63%	34	%(d)	40%	51%	55%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	67

Financial Highlights

continued

Class B

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.19

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.35)

Total from investment operations	.06

Less Dividends:
Dividends from net investment income	(.42)

Net asset value, end of period	$4.83

Total Return(a):	2.59%
Ratios/Supplemental Data:
Net assets, end of period (000)	$85,727
Average net assets (000)	$76,697
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.41%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.44%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(d)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class B
Year Ended August 31, 2008	Eight Months Period Ended August 31, 2007(c)		Year Ended December 31,
			2006	2005	2004

$5.58	$5.79		$5.66	$5.92	$5.79

.40	.26		.38	.38	.38
(.38)	(.21)		.15	(.24)	.14

.02	.05		.53	.14	.52

(.41)	(.26)		(.40)	(.40)	(.39)

$5.19	$5.58		$5.79	$5.66	$5.92

.37%	.50%		9.70%	2.54%	9.39%

$109,152	$160,265		$191,778	$281,304	$477,841
$132,653	$178,973		$232,435	$380,450	$545,044

1.38%	1.42	%(b)	1.36%	1.40%	1.39%
.63%	.67	%(b)	.61%	.65%	.64%
7.48%	6.69	%(b)	6.82%	6.57%	6.62%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	69

Financial Highlights

continued

Class C

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.18

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	(.34)

Total from investment operations	.07

Less Dividends:
Dividends from net investment income	(.42)

Net asset value, end of period	$4.83

Total Return(a):	2.83%
Ratios/Supplemental Data:
Net assets, end of period (000)	$77,177
Average net assets (000)	$50,393
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(b)	1.41%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.42%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)	Annualized.
(d)	For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class C
Year Ended August 31, 2008	Eight Months Period Ended August 31, 2007(d)		Year Ended December 31,
			2006	2005	2004

$5.58	$5.79		$5.66	$5.92	$5.79

.40	.26		.38	.38	.38
(.39)	(.21)		.15	(.24)	.14

.01	.05		.53	.14	.52

(.41)	(.26)		(.40)	(.40)	(.39)

$5.18	$5.58		$5.79	$5.66	$5.92

.18%	.49%		9.69%	2.54%	9.39%

$49,660	$56,307		$54,036	$62,127	$83,412
$52,804	$58,540		$55,946	$70,914	$88,295

1.38%	1.42	%(c)	1.36%	1.40%	1.39%
.63%	.67	%(c)	.61%	.65%	.64%
7.49%	6.70	%(c)	6.82%	6.57%	6.61%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	71

Financial Highlights

continued

Class L

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.19

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized loss on investment transactions	(.34)

Total from investment operations	.08

Less Dividends:
Dividends from net investment income	(.43)

Net asset value, end of period	$4.84

Total Return(c):	3.05%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,144
Average net assets (000)	$3,969
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.16%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.71%

(a)	Inception date of Class L shares.
(b)	The Fund changed its fiscal year end from December 31 to August 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class L
Year Ended August 31, 2008	March 26, 2007(a) through August 31, 2007(b)

$5.59	$5.86

.42	.18
(.39)	(.27)

.03	(.09)

(.43)	(.18)

$5.19	$5.59

.44%	(1.93)%

$5,114	$6,688
$5,980	$7,546

1.13%	1.17	%(d)
.63%	.67	%(d)
7.73%	6.97	%(d)

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	73

Financial Highlights

continued

Class M

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.19

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized loss on investment transactions	(.35)

Total from investment operations	.06

Less Dividends:
Dividends from net investment income	(.41)

Net asset value, end of period	$4.84

Total Return(c):	2.52%
Ratios/Supplemental Data:
Net assets, end of period (000)	$7,730
Average net assets (000)	$9,244
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.20%

(a)	Inception date of Class M shares.
(b)	The Fund changed its fiscal year end from December 31 to August 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class M
Year Ended August 31, 2008	March 26, 2007(a) through August 31, 2007(b)

$5.57	$5.84

.39	.17
(.37)	(.27)

.02	(.10)

(.40)	(.17)

$5.19	$5.57

.28%	(1.96)%

$14,831	$29,221
$22,037	$36,125

1.63%	1.67	%(d)
.63%	.67	%(d)
7.21%	6.63	%(d)

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	75

Financial Highlights

continued

Class R

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.19

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	(.34)

Total from investment operations	.08

Less Dividends:
Dividends from net investment income	(.43)

Net asset value, end of period	$4.84

Total Return(b):	3.07%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,698
Average net assets (000)	$1,580
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(c)	1.16%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.64%

(a)	Inception date of Class R shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	During the period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Annualized.
(e)	For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(f)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class R
Year Ended August 31, 2008	Eight Months Period Ended August 31, 2007(e)		Year ended December 31, 2006	June 6, 2005(a) through December 31, 2005

$5.59	$5.81		$5.67	$5.75

.42	.27		.42	.23
(.39)	(.21)		.15	(.06)

.03	.06		.57	.17

(.43)	(.28)		(.43)	(.25)

$5.19	$5.59		$5.81	$5.67

.47%	.56%		10.45%	2.98%

$1,295	$851		$13	$2
$1,221	$401		$3	$2

1.13%	1.17	%(d)	1.11%	1.15	%(d)
.63%	.67	%(d)	.61%	.65	%(d)
7.78%	7.19	%(d)	7.45%	6.75	%(d)

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	77

Financial Highlights

continued

Class X

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.19

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized loss on investment transactions	(.33)

Total from investment operations	.05

Less Dividends:
Dividends from net investment income	(.41)

Net asset value, end of period	$4.83

Total Return(c):	2.32%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,878
Average net assets (000)	$2,152
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	9.19%

(a)	Inception date of Class X shares.
(b)	The Fund changed its fiscal year end from December 31 to August 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class X
Year Ended August 31, 2008	March 26, 2007(a) through August 31, 2007(b)

$5.57	$5.84

.38	.13
(.36)	(.23)

.02	(.10)

(.40)	(.17)

$5.19	$5.57

.30%	(1.97)%

$3,482	$4,527
$4,230	$5,300

1.63%	1.67	%(d)
.63%	.67	%(d)
7.24%	5.43	%(d)

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	79

Financial Highlights

continued

Class Z

Year Ended August 31, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.20

Income (loss) from investment operations:
Net investment income	.44
Net realized and unrealized gain (loss) on investment transactions	(.34)

Total from investment operations	.10

Less Dividends:
Dividends from net investment income	(.45)

Net asset value, end of period	$4.85

Total Return(a):	3.68%
Ratios/Supplemental Data:
Net assets, end of period (000)	$74,321
Average net assets (000)	$37,817
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.66%
Expenses, excluding distribution and service (12b-1) fees	.66%
Net investment income	10.14%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.
(d)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

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Class Z
Year Ended August 31, 2008	Eight Months Period Ended August 31, 2007(c)		Year Ended December 31,
			2006	2005	2004

$5.60	$5.81		$5.68	$5.94	$5.81

.45	.29		.43	.43	.42
(.39)	(.21)		.14	(.24)	.15

.06	.08		.57	.19	.57

(.46)	(.29)		(.44)	(.45)	(.44)

$5.20	$5.60		$5.81	$5.68	$5.94

.96%	.98%		10.51%	3.32%	10.20%

$23,728	$21,364		$30,486	$24,130	$32,548
$22,081	$29,101		$26,634	$29,298	$32,828

.63%	.67	%(b)	.61%	.65%	.64%
.63%	.67	%(b)	.61%	.65%	.64%
8.24%	7.41	%(b)	7.58%	7.32%	7.32%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	81

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the eight month period ended August 31, 2007 and for each of the years in the three year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003, were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dryden High Yield Fund, Inc. as of August 31, 2008, and the results of its operations for the year ended, the changes in its net assets for the year then ended, the eight month period ended August 31, 2007 and the year ended December 31, 2006, and the financial highlights for the year then ended, the eight month period ended August 31, 2007 and for each of the years in the three year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2009

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (August 31, 2009) as to the federal income tax status of dividends paid by the Fund during such fiscal period. We are advising you that during the fiscal year ended August 31, 2009, the Fund paid ordinary income dividends for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.44, $0.42, $0.42, $0.43, $0.41, $0.43, $0.41 and $0.45 per share, respectively.

For the year ended August 31, 2009, the Fund designates the maximum amount allowable but not less than 92.33% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2010, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2009.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden High Yield Fund, Inc.	83

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden High Yield Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden High Yield Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden High Yield Fund, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

Dryden High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper High Current Yield Funds Performance Universe) was in the second quartile for the one-, three-, and five-year periods, and in the third quartile for the ten-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Dryden High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.33%	3.75%	3.87%	—
Class B	–2.06	4.04	3.83	—
Class C	1.90	4.19	3.83	—
Class L	–1.33	N/A	N/A	–0.99% (3/26/07)
Class M	–3.07	N/A	N/A	–0.94 (3/26/07)
Class R	3.07	N/A	N/A	4.18 (6/6/05)
Class X	–3.26	N/A	N/A	–1.01 (3/26/07)
Class Z	3.68	5.00	4.63	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	3.32%	4.71%	4.35%	—
Class B	2.59	4.19	3.83	—
Class C	2.83	4.19	3.83	—
Class L	3.05	N/A	N/A	0.80% (3/26/07)
Class M	2.52	N/A	N/A	0.43 (3/26/07)
Class R	3.07	N/A	N/A	4.18 (6/6/05)
Class X	2.32	N/A	N/A	0.35 (3/26/07)
Class Z	3.68	5.00	4.63	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment

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will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 0.96%; Class B, 1.41%; Class C, 1.66%; Class L, 1.16%; Class M, 1.66%; Class R, 1.41%; Class X, 1.66%; Class Z, 0.66%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.41%; Class C, 1.41%; Class L, 1.16%; Class M, 1.66%; Class R, 1.16%; Class X, 1.66%; Class Z, 0.66%, after contractual reduction through 12/31/2010.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC, and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden High Yield Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1999) and the account values at the end of the current fiscal year (August 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The index total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares

Dryden High Yield Fund, Inc.

Growth of a $10,000 Investment (continued)

on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 17, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden High Yield Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PBHAX	PBHYX	PRHCX	N/A	DHYMX	JDYRX	N/A	PHYZX
CUSIP	262438104	262438203	262438302	262438609	262438708	262438500	262438807	262438401

MF110E    0163384-00001-00

Item 2 – Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2009 and August 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,617 and $27,617, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended August 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)    Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden High Yield Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	October 22, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	October 22, 2009

*	Print the name and title of each signing officer under his or her signature.